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Proxy Statement Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Groupon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2012 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Groupon, Inc. will be held at 10:00 a.m., Central Time on June 19, 2012 at

The Chicago Marriott Downtown Magnificent Mile

540 North Michigan Avenue, (Driveway Entrance on 541 North Rush Street), Chicago, Illinois 60611

Dear Stockholder:

        I am pleased to invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Groupon, Inc. (the "Company"), which will be held at The Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, (Driveway Entrance on 541 North Rush Street), Chicago, Illinois 60611 on June 19, 2012 at 10:00 a.m. Central Time. Doors open at 9:00 a.m. Central Time.

        The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        On behalf of the Board of Directors, I would like to express our appreciation for your interest in Groupon.

Sincerely,

Andrew D. Mason
Chief Executive Officer

GROUPON, INC.

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 19, 2012 at 10:00 a.m. Central Time
Place	The Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, (Driveway Entrance on 541 North Rush Street), Chicago, Illinois 60611
Items of Business	• To elect eight directors from the nominees described in this Proxy Statement.
• To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012.
• To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.
• To vote, on an advisory basis, on the frequency (i.e., once every one, two, or three years) of holding an advisory stockholder vote to approve the compensation of our Named Executive Officers.
• To approve the Groupon, Inc. 2011 Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code.
• To approve the Groupon, Inc. 2012 Employee Stock Purchase Plan.
• To transact other business that may properly come before the Annual Meeting.
Record Date	April 30, 2012 (the "Record Date"). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Proxy Voting	IMPORTANT

Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 19, 2012. Our Proxy Statement and Annual Report to Stockholders are available at www.investor.groupon.com

By order of the Board of Directors,

David R. Schellhase General Counsel and Secretary
Chicago, Illinois
April 30, 2012

The date of this Proxy Statement is April 30, 2012, and it is being delivered to stockholders on or about May 10, 2012.

PROXY SUMMARY

        This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

• Date and Time	June 19, 2012, 10:00 a.m. Central Time
• Place	The Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, (Driveway Entrance on 541 North Rush Street), Chicago, Illinois 60611
• Record Date	April 30, 2012
• Voting

Stockholders as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to 150 votes for each director nominee and 150 votes for each of the proposals to be voted on. The Class A common stock and Class B common stock will vote together as a single class.

• Admission	If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must provide proof of ownership.

Meeting Agenda

  •
  Election of eight directors. Our Board of Directors unanimously recommends a vote "FOR" the election of all eight director nominees.

  •
  Advisory vote to approve our named executive officer compensation. Our Board of Directors unanimously recommends a vote "FOR" stockholder approval, on an advisory basis, of our executive compensation program.

  •
  Advisory vote on the frequency of future advisory votes to approve our named executive officer compensation. Our Board of Directors unanimously recommends a vote for an advisory vote to approve our executive compensation every "ONE YEAR."

  •
  Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012. Our Board of Directors unanimously recommends a vote "FOR" the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012.

  •
  Approval of the Groupon, Inc. 2011 Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code. Our Board of Directors unanimously recommends a vote "FOR" the approval of the Groupon, Inc. 2011 Incentive Plan.

  •
  Approval of the Groupon, Inc. 2012 Employee Stock Purchase Plan. Our Board of Directors unanimously recommends a vote "FOR" the approval of the Groupon, Inc. 2012 Employee Stock Purchase Plan.

  •
  Transact other business that may properly come before the meeting.

i

 Our Director Nominees

See "Board of Directors" for more information

        The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

						Committee Memberships
		Director Since			Other Public Boards
Name	Age		Position	Independent		AC	CC	NGC
Eric P. Lefkofsky	42	2006	Co-Founder and Executive Chairman of the Board		2
Peter J. Barris	59	2008	Director	•	4		C	M
Robert J. Bass	62		Director (nominee)	•	0
Daniel T. Henry	62	2012	Director	•	0	M,F
Mellody Hobson	42	2011	Director	•	3		M	M
Bradley A. Keywell	42	2006	Co-Founder and Director	•	2		M	C
Theodore J. Leonsis	55	2009	Director	•	3	C,F
Andrew D. Mason	31	2006	Co-Founder, CEO and Director		0

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NGC	Nominating and Governance Committee	F	Financial expert

Attendance	Each director nominee, other than Mr. Bass, is a current director. Each current director, as well as all persons who served as directors during 2011, attended at least 75% of the aggregate of all meetings of the Board and each committee on which he or she sits.

Executive Compensation Matters

See "Executive Compensation" and "Proposals to Be Voted on at the Meeting" for more information

  Executive Compensation Advisory Vote

  Our Board of Directors unanimously recommends that stockholders vote to approve, on an advisory basis, the compensation of Groupon's Named Executive Officers in 2011, as described more fully in this Proxy Statement, for the following reasons:

  Pay for Performance

  To date, we have designed our compensation practices such that a significant portion of the Named Executive Officers' total pay package consists of equity-based awards, and therefore the value of the pay packages are tightly correlated with Groupon's long-term performance.

  Sound Design

  We designed our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through compensation that:

    •
    Enables us to recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term value creation strategies;

    •
    Provides a substantial portion of each executive's compensation in components that are directly tied to the long-term value and growth of the Company;

    •
    Rewards both Company and individual performance and achievement;

    •
    Ensures that our pay structure does not encourage unnecessary and excessive risk taking; and

    •
    Ensures that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

  Frequency of Executive Compensation Advisory Vote

  Stockholders may also cast a non-binding vote on the frequency of future say-on-pay votes. They may vote in favor of holding say-on-pay votes every year, every other year, or every third year. The Board will consider the outcome of this vote in determining the frequency of future say-on-pay votes. Our Board of Directors unanimously recommends a vote for an annual advisory vote on executive compensation.

Auditors

See "Audit Committee Matters" for more information

        We ask that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012. Below is summary information about Ernst & Young's fees billed for services provided in fiscal years 2011 and 2010.

Year Ended December 31	2011	2010
Audit Fees	$10,420,000	$1,570,000
Tax Fees	$480,000	0
Total	$10,900,000	$1,570,000

2013 Annual Meeting

  •
  Stockholder proposals submitted for inclusion in our 2013 proxy statement must be received by us by January 10, 2013.

  •
  Notice of stockholder proposals to be raised from the floor of the 2013 annual meeting of stockholders must be delivered to us no earlier than January 10, 2013 and no later than February 9, 2013.

Note About Forward-Looking Statements

        This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, among others, those discussed in "Item 1A: Risk Factors" in our Annual Report on Form 10-K, as well as in our consolidated financial statements, related notes, and the other financial information appearing elsewhere in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission, or the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this Proxy Statement to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Proxy Statement Table of Contents

v

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:    Why am I receiving these materials?

A:
The Board of Directors of Groupon, Inc. (the "Board") is providing these proxy materials to you in connection with the Board's solicitation of proxies for use at Groupon's Annual Meeting, which will take place on June 19, 2012. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This proxy statement and the accompanying proxy card are being mailed on or about May 10, 2012 in connection with the solicitation of proxies on behalf of the Board.

Q:    What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Groupon's 2011 Annual Report on Form 10-K, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.

Q:    What proposals will be voted on at the Annual Meeting?

A:
There are six proposals scheduled to be voted on at the Annual Meeting:

•
The election of the eight director nominees listed in this proxy statement to serve on our Board of Directors (the Board recommends a vote "FOR" each of the nominees).

•
The ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for fiscal year 2012 (the Board recommends a vote "FOR" this proposal).

•
An advisory vote to approve our named executive officer compensation (the Board recommends a vote "FOR" this proposal).

•
An advisory vote on the frequency of an advisory vote to approve named executive officer compensation (the Board recommends a vote for an advisory vote to approve executive compensation every "ONE YEAR").

•
The approval of the Groupon, Inc. 2011 Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code (the Board recommends a vote "FOR" this proposal).

•
The approval of the Groupon, Inc. 2012 Employee Stock Purchase Plan (the Board recommends a vote "FOR" this proposal).

  At the time this Proxy Statement was mailed, our management and the Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

Q:    How many shares are entitled to vote?

A:
Each share of Groupon's Class A common stock and Class B common stock outstanding as of the close of business on April 30, 2012, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on April 25, 2012, 645,615,811 shares of Class A common stock and 2,399,976 shares of Class B common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the Record Date. Each holder of shares of Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Class B common stock is entitled to 150 votes for each share of Class B common stock held as of the Record Date. The Class A common stock and Class B common stock are voting as a single class on all matters described in this Proxy Statement for which your vote is being solicited. The shares you are entitled to vote include shares that are (1) held of record directly in your name, including shares issued under Groupon's equity incentive plans, and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many stockholders of Groupon hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•
Shares held of record

  If your shares are registered directly in your name with Groupon's transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Groupon. As a stockholder of record, you have the right to grant your voting proxy directly to Groupon or to vote in person at the Annual Meeting. Groupon has enclosed a proxy card for you to use. You may also submit voting instructions via the Internet or by telephone as described below under "How can I vote my shares without attending the Annual Meeting?"

  •
  Shares owned beneficially

  If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.

Q:    Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 30, 2012. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of April 30, 2012.

Q:    How can I vote my shares in person at the Annual Meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Groupon recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.

Q:    How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy via the Internet, by telephone, or by completing and mailing your proxy card in the enclosed pre-paid envelope. If you hold your shares beneficially in street name, your broker or bank may offer voting via the Internet or by telephone or you may mail your voting instruction form in the enclosed prepaid envelope. Please refer to the enclosed materials for details.

Q:    Can I change my vote or revoke my proxy?

A:
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•
filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654);

•
submitting a new proxy at a later date via the Internet, by telephone, or by mail to our Corporate Secretary at our principal executive office; or

•
attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).

  If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.

Q:    How are votes counted?

A:
In the election of directors, you may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each of the nominees. If you elect to abstain from the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only votes "FOR" and "AGAINST" director nominees are counted.

  For the advisory vote to approve the compensation of our Named Executive Officers, the ratification of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2012, the approval of our 2011 Incentive Plan and the approval of our 2012 Employee Stock Purchase Plan, you may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each of these proposals. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an "AGAINST" vote with respect to such proposal.

  For the advisory vote regarding the frequency of the advisory vote to approve the compensation of our Named Executive Officers, you may vote every "ONE YEAR," "TWO YEARS," "THREE YEARS," or "ABSTAIN." If you elect to abstain from voting on this proposal, the abstention will not have any effect on the advisory vote.

  If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Ernst & Young as the Company's independent auditor for fiscal year 2012, as this is the only "routine matter" to be voted upon at the Annual Meeting. For additional information regarding treatment of "routine" and "non-routine" matters, please see "What are broker non-votes and what effect do they have on the proposals?" below.

Q:    Who will count the votes?

A:
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

Q:    What is the quorum requirement for the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:    What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the eight persons receiving the highest number of affirmative "FOR" votes at the Annual Meeting will be elected.

  The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote is required to approve each of the following proposals: (i) the advisory vote to approve compensation of our Named Executive Officers, (ii) the ratification of the appointment of Ernst & Young as our independent auditor, (iii) the approval of the Groupon, Inc. 2011 Incentive Plan, and (iv) the approval of the Groupon, Inc. 2012 Employee Stock Purchase Plan.

  For the advisory vote regarding the frequency of the advisory vote to approve the compensation of our Named Executive Officers, the frequency receiving the greatest number of votes—every year, every two years, or every three years—will be the frequency approved by our stockholders.

  Because your votes on the compensation of our Named Executive Officers and the frequency of the advisory vote to approve the compensation of our Named Executive Officers are advisory, they will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers and how often to submit the advisory vote to approve the compensation of our Named Executive Officers to our stockholders.

Q:    What are broker non-votes and what effect do they have on the proposals?

A:
Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

  A broker is entitled to vote shares held for a beneficial owner on "routine" matters, such as the ratification of the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, such as the election of our directors, the advisory vote to approve the compensation of our Named Executive Officers, the advisory vote to approve the frequency of the advisory vote on compensation of our Named Executive Officers, the approval of our 2011 Incentive Plan and the approval of our 2012 Employee Stock Purchase Plan.

  If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.

  Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on "non-routine" matters and will not be counted in determining the number of shares necessary for approval.

Q:    What does it mean if I receive more than one proxy card or voting instruction form?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results. Additionally, we will announce our determination with respect to the frequency of the advisory vote to approve the compensation of our Named Executive Officers on a Form 8-K filed with the SEC within 150 days after the date of our Annual Meeting.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
Groupon will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Groupon will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Groupon has retained the services of Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies. Broadridge may solicit proxies by personal interview, mail, telephone, facsimile, email, or otherwise. Groupon expects that it will pay Broadridge its customary fee, estimated to be approximately $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, Groupon may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of Groupon, but Groupon will not additionally compensate its directors, officers, or other employees for these services.

Q:
May I propose actions for consideration at next year's Annual Meeting or nominate individuals to serve as directors?

A:
You may submit proposals for consideration at future annual stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy materials for our 2013 Annual Meeting of Stockholders, your proposal must be received by our Corporate Secretary no later than January 10, 2013. A stockholder proposal or a nomination for director that is received after this date will not be included in our proxy statement and proxy, but will otherwise be considered at the 2013 Annual Meeting of Stockholders so long as it is submitted to our Corporate Secretary no earlier than January 10, 2013 and no later than February 9, 2013. We advise you to review our Amended and Restated Bylaws ("Bylaws"), which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC on an amended Form S-1 on November 1, 2011 and can be viewed by visiting our investor relations website at http://investor.groupon.com. You may also obtain a copy by writing to our Corporate Secretary at our principal executive office (600 West Chicago Avenue, Chicago, Illinois 60654).

Q:    How can I get electronic access to the Proxy Statement and Annual Report?

A:
This proxy statement and our 2011 Annual Report may be viewed online on our investor relations website at http://investor.groupon.com You can also elect to receive an email that will provide an electronic link to future annual reports and proxy statements rather than receiving paper copies of these documents. Choosing to receive your proxy materials electronically will save us the cost of printing and mailing documents to you. You can choose to receive future proxy materials electronically by visiting our investor relations website at http://investor.groupon.com. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your choice to receive proxy materials electronically will remain in effect until you contact Groupon Investor Relations and tell us otherwise. You may visit our investor relations website at http://investor.groupon.com or contact Groupon Investor Relations by mail at 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654 or by telephone at 312-676-5773.

Q:    How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:
To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our annual report, you may contact Groupon's Investor Relations at the website, address, or phone number in the previous paragraph. You may also contact Groupon's Investor Relations if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Q:    How can I obtain an additional proxy card or voting instruction form?

A:
If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:

•
you are a stockholder of record, contact Groupon's Investor Relations by mail at 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654 or by telephone at 312-676-5773; or

•
you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.

CORPORATE GOVERNANCE AT GROUPON

CORPORATE GOVERNANCE PRINCIPLES

        Corporate governance at Groupon is used to promote the long-term interests of our stockholders, as well as to maintain internal checks and balances, strengthen management accountability, engender public trust, and foster responsible decision making and accountability. We continue to strengthen existing governance practices and develop new policies that make us a better company.

        Our Board of Directors periodically reviews evolving legal, regulatory, and best practice developments to determine those that will best serve the interests of our stockholders. Highlights of our corporate governance framework include:

Board Independence

  •
  Six of our eight directors are independent directors under the listing standards of NASDAQ. We are committed to maintaining a majority of independent directors.

  •
  The independent directors meet regularly in executive session.

  •
  The Compensation Committee has a policy for compensation consultant independence under which any compensation consultant retained by the Committee must be independent of the Company and management.

Chief Executive Officer and Executive Chairman

  •
  The roles of Executive Chairman and Chief Executive Officer are separate. Mr. Lefkofsky serves as Executive Chairman and Mr. Mason serves as Chief Executive Officer ("CEO"). In his role as Executive Chairman, Mr. Lefkofsky is responsible for presiding at meetings of our Board of Directors. As CEO, Mr. Mason has ultimate authority, subject to the direction and control of our Board, for decisions relating to the management of our business.

Board Committee Independence and Expertise

  •
  Only independent directors are members of the Audit, Compensation, and Nominating and Governance Committees.

  •
  Mr. Leonsis, the Chairman of the Audit Committee, and each other nominee who will serve on the Audit Committee is an "audit committee financial expert" under SEC rules.

Stockholder Authority

  •
  All directors are elected annually; Groupon does not have a classified board.

  •
  We have a confidential voting policy to protect our stockholders' voting privacy.

  •
  Stockholders representing 50% or more of our total voting power can call a special stockholders meeting by following the procedural requirements in our Bylaws.

Hedging Policy

  •
  Our directors and executive officers are prohibited from hedging their ownership of Groupon stock, including trading in options, puts, calls, or other derivative instruments related to Company stock or debt.

 Director Orientation and Continuing Education

  •
  The Nominating and Governance Committee and management are responsible for director orientation programs and for director continuing education programs to assist directors in maintaining skills and knowledge necessary or appropriate for the performance of their responsibilities.

  •
  Orientation programs are designed to familiarize new directors with Groupon's businesses, strategies, and policies and to assist new directors in developing the skills and knowledge required for their service on the Board of Directors.

  •
  Continuing education programs for directors may include a combination of internally developed materials and presentations, programs presented by third parties, and financial and administrative support for attendance at qualifying academic or other independent programs.

Risk Oversight

  •
  The Board of Directors, either directly or through its committees, as discussed below, exercises direct oversight of strategic risks to the Company.

  •
  The Audit Committee reviews and assesses the Company's processes to manage business and financial risk and financial reporting risk. It also reviews the Company's policies for risk assessment and assesses steps management has taken to control significant risks.

  •
  The Compensation Committee oversees risks relating to compensation programs and policies to ensure that our compensation programs do not encourage unnecessary risk-taking.

  •
  In each case, management periodically reports to our Board or relevant committee, which provides guidance on risk tolerance, assessment, and mitigation.

  •
  Each committee charged with risk oversight reports to the Board on those matters. The Company believes that because the Audit and Compensation Committees are comprised entirely of independent directors, the CEO and the Executive Chairman are subject to the risk oversight of the independent directors.

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS

        Our Corporate Governance Guidelines and the charters of the three standing committees of the Board of Directors describe our governance framework. The Corporate Governance Guidelines and charters are intended to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. Our Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our stockholders, and comply with or exceed the requirements of NASDAQ and applicable law. They establish the practices our Board follows with respect to such issues as:

  •
  Board composition and member selection;

  •
  Board meetings and involvement of senior management;

  •
  chief executive officer performance evaluation;

  •
  management succession planning;

  •
  Board committees; and

  •
  director compensation.

        Pursuant to the Corporate Governance Guidelines, the Board will conduct a self-evaluation to assess its adherence to the Corporate Governance Guidelines and committee charters and identify opportunities to improve Board performance. The Board periodically reviews our Corporate Governance Guidelines and committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.

GROUPON CORPORATE GOVERNANCE WEBSITE

        If you would like additional information about our corporate governance practices, you may view the following documents at http://investor.groupon.com:

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Nominating and Governance Committee Charter

  •
  Corporate Governance Guidelines

  •
  Code of Conduct

        We will provide any of the foregoing information without charge upon written request to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654. In addition, stockholders and other interested parties may communicate with any of our directors, or the directors as a group, by writing to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654. The Secretary will forward relevant communications to the appropriate directors depending on the facts and circumstances outlined in the communication.

BOARD AND EXECUTIVE LEADERSHIP

        Since our inception the roles of Executive Chairman of the Board and Chief Executive Officer have been held separately. Mr. Lefkofsky serves as Executive Chairman and Mr. Mason serves as Chief Executive Officer. The Board of Directors does not have a policy as to whether the Executive Chairman should be an independent director, an affiliated director, or a member of management.

        Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the Executive Chairman to facilitate our Board's oversight of management, promote communication between management and our Board, and support our Board's consideration of key governance matters. The Board believes its programs for overseeing risk, as described under "Risk Oversight," would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

DIRECTOR INDEPENDENCE

        Our Corporate Governance Guidelines provide that a majority of our directors will be independent, based on the listing standards of NASDAQ and as well as the Board's determination that the director does not have a relationship with Groupon that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out director responsibilities.

        Based on the review and recommendation by the Nominating and Governance Committee, the Board of Directors analyzed the independence of each director in 2011 and each director nominee and determined that Ms. Hobson and Messrs. Barris, Bass, Efrusy, Henry, Keywell, and Leonsis, as well as Howard Schultz, who resigned from the Board on April 24, 2012, meet the standards of independence under our Corporate Governance Guidelines and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

 PROCEDURES FOR NOMINATING DIRECTORS

        The Nominating and Governance Committee annually reviews with the Board of Directors the applicable skills and characteristics required of Board nominees, considering current Board composition and Company circumstances. In making its recommendations to our Board, the Nominating and Governance Committee considers, among other things, the qualifications of individual director candidates. The Committee retains any search firms and approves payment of their fees.

        The Nominating and Governance Committee works with our Board to determine the appropriate characteristics, skills and experiences for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds and experience in business, education and public service. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, our Board takes into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a large publicly traded company in today's business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

        In determining whether to recommend a director for re-election, the Nominating and Governance Committee considers the director's past attendance at meetings, participation in and contributions to the activities of the Board.

        The Nominating and Governance Committee assesses the effectiveness of its efforts to maintain an effective Board of Directors in the course of its regular responsibilities, which include annually:

  •
  reporting to our Board on the performance and effectiveness of the Board,

  •
  presenting to our Board individuals recommended for election to the Board at the annual stockholders meeting, and

  •
  obtaining or performing an assessment of the Committee's own performance.

        The Nominating and Governance Committee will consider stockholder recommendations for candidates for the Board of Directors, using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve if elected, and evidence of the nominating stockholder's ownership of Company stock should be sent to the attention of Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654. A stockholder who wishes to formally nominate a candidate must follow the procedures described in Section 2.4 of our Bylaws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In the ordinary course of our business, we have entered into a number of transactions with our directors, officers and 5% or greater stockholders. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the Securities and Exchange Commission. Our Audit Committee operates under a written related party transaction policy, adopted at the effective time of our initial public offering, pursuant to which all related party transactions are reviewed for potential conflicts of interest situations. Pursuant to our related party transaction policy, all of the transactions set forth below were approved by our Audit Committee or, prior to our initial public offering, approved or ratified by our Board of Directors.

Legal Services of Lefkofsky & Gorosh, P.C.

        Steven P. Lefkofksy, the brother of Eric P. Lefkofsky, is a founder and shareholder of Lefkofsky & Gorosh, P.C. For the year ended December 31, 2011, we paid Lefkofsky & Gorosh, P.C. $695,680 for legal services rendered. We expect to continue to obtain legal services from Lefkofsky & Gorosh in the future.

Relationship with InnerWorkings, Inc.

        During 2011, InnerWorkings, Inc. ("InnerWorkings") provided promotional product procurement services to us, as well as gift card printing. We paid $2,455,823 million to InnerWorkings for these services for the year ended December 31, 2011. Two of our directors, Eric P. Lefkofsky and Peter J. Barris, were also directors in 2011 of InnerWorkings and have direct and/or indirect ownership interests in InnerWorkings. Certain of our stockholders, including Old Willow Partners, LLC, an entity controlled by Richard A. Heise, Jr., and affiliates of New Enterprise Associates, also have direct and/or indirect ownership interests in InnerWorkings.

Sales of Our Securities

        We sold the following capital stock to our directors, officers and holders of 5% or more of our outstanding capital stock, and their respective affiliates, in private transactions during the year ended December 31, 2011. The information set forth below with respect to our voting common stock and non-voting common stock gives effect to (i) the three-for-one forward stock split of our voting common stock and non-voting common stock that was completed in August 2010; (ii) the two-for-one forward stock split of our voting common stock and non-voting common stock that was completed in January 2011; and (iii) the two-for-one forward stock split of our voting common stock and non-voting common stock that was completed in October 2011.

Name of Stockholder	Non-Voting Common Stock(1)	Series G Preferred Stock(2)	Date of Purchase	Total Purchase Price
Entities affiliated with Howard Schultz	1,899,336		2/10/11	$15,000,006

Theodore J. Leonsis	126,662		2/10/11	$1,000,313

Entities Affiliated with Oliver and Marc Samwer(3)		2,908,856	7/29/11		(4)

(1)
Each share of non-voting common stock was converted into one share of Class A common stock on October 31, 2011.

(2)
Each share of Series G preferred stock was converted into four shares of Class A common stock on October 31, 2011.

(3)
Shares issued to Rocket Asia GmbH & Co. KG which is owned by Rocket Internet GmbH, 83.34% of which is owned by European Founders Fund GmbH. European Founders Fund is owned by Oliver Samwer (33.33%), Marc Samwer (33.33%) and Alexander Samwer (33.33%).

(4)
These shares were issued as consideration in connection with an increase in Groupon's interest in E-Commerce King Limited. See "—Transactions and Relationships with Samwers and Affiliated Entities."

 Loan to Andrew D. Mason

        On November 1, 2009, Andrew D. Mason, our Chief Executive Officer and one of our directors, purchased 3,600,000 shares of our non-voting common stock with a promissory note to Groupon in the amount of $144,000. Mr. Mason repaid the promissory note with respect to $132,000 on May 4, 2011 and forfeited 300,000 shares. The remaining balance of the promissory note was cancelled.

Transactions and Relationships with Samwers and Affiliated Entities

CityDeal Acquisition

        On May 15, 2010, we entered into and consummated a Share Exchange and Transfer Agreement by and among CD-Inv Holding UG (haftungsbeschraenkt) & Co. Beteiligungs KG ("Holding"), CD-Rocket Holding UG (haftungsbeschraenkt) & Co. Beteiligungs KG ("Rocket"), CityDeal Management UG (haftungsbeschraenkt) & Co. Beteiligungs KG ("CityDeal Management"), CityDeal Europe GmbH ("CityDeal"), Groupon Germany Gbr ("Groupon Germany") and Groupon, Inc., pursuant to which Holding and Rocket in its own name and for the account of CityDeal Management transferred all of the outstanding shares of CityDeal to Groupon Germany in exchange for 39,600,000 shares of our voting common stock. An additional 43,200,000 shares of our voting common stock were issued to Holding, Rocket and CityDeal Management on December 1, 2010, as contingent consideration for the share exchange. Rocket is owned by Rocket Internet GmbH, 83.34% of which is owned by European Founders Fund GmbH. European Founders Fund is owned by Oliver Samwer (33.33%), Marc Samwer (33.33%) and Alexander Samwer (33.33%). As a result of the share exchange, Rocket acquired an aggregate of 50,882,388 shares of our voting common stock, which after a subsequent redemption and the conversion to Class A common stock currently amounts to 36,168,960 shares of our Class A common stock. Our founders may vote the shares held by Holding, Rocket and CityDeal Management.

CityDeal Loan Agreement

        In May 2010, we and the former CityDeal shareholders (including Rocket and Rocket Internet GmbH) entered into a loan agreement to provide CityDeal with a $20.0 million term loan facility (the "Facility"). The Facility subsequently was amended on July 20, 2010 increasing the total commitment to $25.0 million. Each of the Company and the former CityDeal shareholders was obligated to make available $12.5 million under the terms of the Facility. The entire $25.0 million under the Facility was disbursed to CityDeal during 2010. Proceeds from the Facility were used to fund operational and working capital needs. The outstanding balance accrued interest at a rate of 5% per annum. The outstanding balance and accrued interest were payable upon termination of the Facility, which was the earlier of any prepayments or December 2012. In March 2011, CityDeal repaid all amounts outstanding to the former CityDeal shareholders related to the Facility.

Consulting Agreement with Oliver Samwer

        On May 12, 2010, CityDeal entered into a consulting agreement with Oliver Samwer, which was amended in November 2010 and October 2011, pursuant to which Mr. Samwer advises CityDeal with respect to its goals and spends at least fifty-percent of his work hours consulting for CityDeal. CityDeal reimburses Mr. Samwer for travel and other expenses incurred in connection with his service to CityDeal. Mr. Samwer does not receive any additional compensation from CityDeal or Groupon in connection with his consulting role. The term of Mr. Samwer's consulting agreement expires on October 19, 2012. We paid $120,000 to reimburse Mr. Samwer for travel and other expenses for the year ended December 31, 2011.

Consulting Agreement with Marc Samwer

        On May 12, 2010, CityDeal entered into a consulting agreement with Marc Samwer, which was amended in November 2010 and October 2011, pursuant to which Mr. Samwer advises CityDeal with respect to its goals and spends at least fifty-percent of his work hours consulting for CityDeal. CityDeal reimburses Mr. Samwer for travel and other expenses incurred in connection with his service to CityDeal. Mr. Samwer does not receive any additional compensation from CityDeal or Groupon in connection with his consulting role. The term of Mr. Samwer's consulting agreement expires on October 19, 2013. We paid $120,000 to reimburse Mr. Samwer for travel and other expenses for the year ended December 31, 2011.

Management Services

        CityDeal entered into agreements with Rocket Internet GmbH ("Rocket Internet") and various other companies in which the Samwers have direct and/or indirect ownership interests to provide information technology, marketing and other services to CityDeal. Rocket Internet is owned 83.34% by European Founders Fund, which is owned by Oliver Samwer (33.33%), Marc Samwer (33.33%) and Alexander Samwer (33.33%). We paid a total of $1.4 million to Rocket Internet and the other companies for services rendered during the year ended December 31, 2011. In April 2011, this arrangement terminated and the personnel primarily responsible for the services provided to us became our employees.

Merchant Contracts

        CityDeal entered into several agreements with merchant companies in which the Samwers have direct and/or indirect ownership interests, and, in some cases, who are also directors of these companies, pursuant to which CityDeal conducts its business by offering goods and services at a discount with these merchants. CityDeal paid in total $2.4 million to these companies under the merchant agreements for the year ended December 31, 2011.

E-Commerce King Limited Joint Venture (China)

        In January 2011, Groupon, B.V., a subsidiary of Groupon, acquired a 40.0% ownership interest in E-Commerce King Limited ("E-Commerce"), a joint venture with Rocket Asia GmbH & Co. KG ("Rocket Asia"), an entity owned by Rocket Internet, TCH Burgundy Limited ("Tencent") and Group Discount (HK) Limited ("Yungeng"), for $4.0 million. Rocket Asia acquired a 10.0% ownership interest in E-Commerce. E-Commerce subsequently established a wholly foreign owned enterprise that created a domestic operating company headquartered in Beijing, China ("GaoPeng.com"). GaoPeng.com operates a group buying site offering discounts for products and services to individual consumers and businesses via internet websites and social and interactive media. GaoPeng.com began offering daily deals in Beijing and Shanghai in March 2011 and has subsequently begun offering daily deals in other major cities in China. In July 2011, Groupon, B.V. purchased an additional 9.0% ownership interest in E-Commerce from Rocket Asia for a purchase price of $45.2 million consisting of 2,908,856 shares of our non-voting common stock. Groupon, B.V., Tencent, Yunfeng and Rocket Asia currently own 49%, 40%, 10% and 1%, respectively, of E-Commerce. Pursuant to a shareholders agreement entered into in connection with the joint venture, the board of directors of E-Commerce consists of a director appointed by Groupon, B.V., a director appointed by Rocket Asia, who is Oliver Samwer, and two directors appointed by Tencent. Each of the parties to the joint venture also has rights of co-sale and first refusal pursuant to the shareholders agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Our employees prepare these reports for our directors and executive officers who request it using information obtained from them and from Groupon's records. We believe that all applicable Section 16(a) filing requirements were met during fiscal year 2011.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of April 26, 2012 for

  •
  each person who we know beneficially owns more than 5% of our outstanding capital stock;

  •
  each of our directors and director nominees;

  •
  each of our Named Executive Officers; and

  •
  all of our directors and executive officers as a group.

        Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Groupon, Inc., 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A and Class B common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 645,615,811 shares of Class A common stock and 2,399,976 shares of Class B common stock outstanding at April 26, 2012. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 26, 2012 and restricted stock units held by that person that will vest within 60 days of April 26, 2012. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an "*."

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
					% Total Voting Power(1)
Name of Beneficial Owner	Shares	%	Shares	%
Officers and Directors
Andrew D. Mason(2)(15)	45,934,504	7.1	999,984	41.7	19.5
Jason E. Child(3)	264,468	*	—	—	*
Joseph M. Del Preto III(4)	20,423	*	—	—	*
Mary Margaret H. Georgiadis(5)	200,000	*	—	—	*
Jeffrey Holden(6)	133,342	*	—	—	*
David R. Schellhase(7)	87,500	*	—	—	*
Peter J. Barris(8)	—	—	—	—	—
Kevin J. Efrusy(9)	—	—	—	—	—
Mellody Hobson(10)	20,000	*	—	—	*
Bradley A. Keywell(11)(15)	40,825,030	6.3	400,008	16.7	10.0
Eric P. Lefkofsky(12)(15)	128,239,424	19.9	999,984	41.7	27.7
Theodore J. Leonsis(13)	1,848,770	*	—	—	*
Daniel T. Henry	—	—	—	—	—
Robert J. Bass	—	—	—	—	—
All executive officers and directors as a group (14 persons)(14)	218,042,127	33.8	2,399,976	100.0	57.5
5% Stockholders or Greater Stockholders (other than directors and executive officers)
Green Media, LLC(12)(15)	128,239,424	19.9	999,984	41.7	27.7
Rugger Ventures LLC(11)(15)	40,825,034	6.3	400,008	16.7	10.0
Entities Affiliated with New Enterprise Associates, Inc.
1954 Greenspring Drive, Suite 600 Timonium, MD 21093(16)	87,184,956	13.5	—	—	8.7
Entities Affiliated with Accel Partners
428 University Avenue Palo Alto, CA 94301(17)	33,203,928	5.1	—	—	3.3
Entities Affiliated with Oliver and Marc Samwer
Saarbruecker Str. 20/21 10405 Berlin Federal Republic of Germany(18)	39,168,960	6.1	—	—	3.9

(1)
Percentage total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of Class B common stock shall be entitled to 150 votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on November 9, 2016.

(2)
Includes 42,934,504 shares of our Class A common stock and 999,984 shares of our Class B common stock held by the Andrew Mason Trust dated April 6, 2010. Does not include 182,240 shares of our Class A common stock held by 600 West Groupon LLC, which represents Mr. Mason's proportionate economic interest in the shares of Class A common stock held by 600 West Groupon LLC. Does not include an aggregate of 61,242,560 shares over which Mr. Mason has proxy authority with respect to certain material transactions. See footnote 15.

(3)
Includes 65,000 shares of our Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 26, 2012.

(4)
Includes 3,446 shares of our Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 26, 2012.

(5)
Ms. Georgiadis's shares are held through the Margaret Hastings Georgiadis Grantor Annuity Trust v/a/d July 25, 2011.

(6)
Includes 26,040 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 26, 2012. Also includes 3,400 shares of Class A common stock held in trust for the benefit of Mr. Holden's children.

(7)
Includes 87,500 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 26, 2012.

(8)
Does not include shares held by entities affiliated with New Enterprise Associates, Inc. described in footnote 16. Mr. Barris is the Managing General Partner of New Enterprise Associates, Inc.

(9)
Does not include shares held by entities affiliated with Accel Partners described in footnote 17. Mr. Efrusy is a General Partner of Accel Partners. Mr. Efrusy is a member of our Board of Directors who is not standing for reelection.

(10)
Includes 10,000 shares of our Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 26, 2012.

(11)
Includes 40,825,030 shares of our Class A common stock and 400,008 shares of our Class B common stock held by Rugger Ventures LLC, an entity owned by Kimberly Keywell (80%), the wife of Bradley A. Keywell, and Mr. Keywell's children (20%). Does not include an aggregate of 61,242,560 shares over which Rugger Ventures has proxy authority with respect to certain material transactions. See footnote 15.

(12)
Includes 109,364,216 shares of our Class A common stock and 999,984 shares of our Class B common stock held by Green Media, LLC, an entity owned by Eric P. Lefkofsky (50%) and his wife, Elizabeth Kramer Lefkofsky (50%). Mr. Lefkofsky shares voting and investment control with respect to the shares held by Green Media, LLC. Also includes 18,875,208 shares of our Class A common stock held by 600 West Groupon LLC, the manager of which is Blue Media, LLC, an entity owned by Mr. Lefkofsky (50%) and Mrs. Lefkofsky (50%). Through various entities, Mr. and Mrs. Lefkofsky have an economic interest in approximately 28% of the 18,875,208 shares held by 600 West Groupon LLC. Does not include an aggregate of 61,242,560 shares over which Green Media has proxy authority with respect to certain material transactions. See footnote 15.

(13)
Includes 1,170,000 shares of our Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 26, 2012.

(14)
Includes shares beneficially owned by Brian K. Totty, who was an executive officer as of April 26, 2012. Does not include shares beneficially owned by Mary Margaret H. Georgiadis, who was not an executive officer as of April 25, 2012.

(15)
In connection with our acquisition of CityDeal Europe GmbH ("CityDeal"), CD-Rocket Holding UG (haftungsbeschraenkt) & Co. Beteiligungs KG ("Holding"), Rocket Internet GmbH and European Founders Fund GmbH entered into a shareholders agreement with Eric Lefkofsky, Bradley Keywell and Andrew Mason (referred to herein as "the founders"). Pursuant to the shareholders agreement, an aggregate of 61,242,560 shares of our Class A common stock owned by such entities and their affiliates must be voted in the same manner as the majority-in-interest of the shares of Class A common stock held by the founders in connection with the authorization, designation or issuance of any new class or series of our capital stock or a material acquisition or asset transfer. This does not include the power to vote for directors. In connection with the shareholders agreement, Holding, Rocket Internet GmbH, European Founders Fund GmbH and their affiliates have granted the founders, president and secretary proxy authority to vote their shares in connection with such material transactions through November 9, 2016.

(16)
Based on a Schedule 13G filed with the SEC on February 13, 2012. Includes 87,184,956 shares of our Class A common stock directly held by New Enterprise Associates 12, Limited Partnership ("NEA 12") and indirectly held by NEA Partners 12, Limited Partnership ("NEA Partners 12"), the sole general partner of NEA 12, NEA 12 GP, LLC ("NEA 12 GP"), the sole general partner of NEA Partners 12, and each of the individual Managers of NEA 12 GP. The individual Managers (collectively, the "Managers") of NEA 12 LLC are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna "Kittu" Kolluri, C. Richards Kramlich, Charles W. Newhall III, Mark W. Perry and Scott D. Sandell. NEA Partners 12, NEA 12 GP and the Managers share voting and dispositive power over the shares directly held by NEA 12. Also includes 268,116 shares of our Class A common stock held by NEA Ventures 2008, L.P. ("Ven 2008"). The shares directly held by Ven 2008 are indirectly held by Karen P. Welsh, the general partner of Ven 2008, who holds voting and dispositive power over the shares directly held by Ven 2008. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein.

(17)
Based on a Schedule 13G filed with the SEC on February 14, 2012. Includes 31,619,652 shares of our Class A common stock held by Accel Growth Fund L.P., 421,296 shares of our Class A common stock held by Accel Growth Fund Investors 2009 L.L.C., 617,232 shares of our Class A common stock held by Accel Growth Fund Strategic Partners L.P., 48,244 shares of our Class A common stock held by Accel Investors 2007 LLC, 449,640 shares of our Class A common stock held by Accel IX L.P. and 47,864 shares of our Class A common stock held by Accel IX Strategic Partners L.P.

(18)
Based on a Schedule 13G filed with the SEC on February 14, 2012. Includes 39,168,960 shares of our Class A common stock held by CD-Rocket Holdings UG (haftungsbeschraenkt) & Co. Beteiligungs KG, which is owned by Rocket Internet GmbH, 88.34% of which is owned by European Founders Fund GmbH. European Founders Fund GmbH is owned by Oliver Samwer (33.33%), Marc Samwer (33.33%) and Alexander Samwer (33.33%). Oliver and Marc Samwer serve as consultants to the Company.

BOARD OF DIRECTORS

        Each current member of our Board of Directors, other than Mr. Efrusy, has been nominated for election at the Annual Meeting to hold office until the next annual meeting of stockholders. In addition, Robert J. Bass has been nominated for election at the Annual Meeting. Information about the professional backgrounds, qualification and other board memberships of our nominees is set forth below.

OUR DIRECTOR NOMINEES

        Andrew D. Mason is a co-founder of the Company and has served as our Chief Executive Officer and a director since our inception. In 2007, Mr. Mason co-founded ThePoint, a web platform that enables users to promote collective action to support social, educational and civic causes, from which Groupon evolved. Prior to co-founding ThePoint, Mr. Mason worked as a computer programmer with InnerWorkings, Inc. (NASDAQ: INWK). Mr. Mason received his Bachelor of Arts from Northwestern University. Mr. Mason brings to our Board the perspective and experience as one of our founders and as Chief Executive Officer. Mr. Mason was elected to the Board pursuant to voting rights granted to the former holders of our common stock and preferred stock under our voting agreement, which was terminated as a result of our initial public offering.

        Eric P. Lefkofsky is a co-founder of the Company and has served as our Executive Chairman since our inception. Mr. Lefkofsky was elected to the Board pursuant to voting rights granted to the former holders of our Series B Preferred Stock under our voting agreement, which was terminated as a result of our initial public offering. Mr. Lefkofsky is a co-founder of Echo Global Logistics, Inc. (NASDAQ: ECHO) and has served on its board of directors since February 2005. Mr. Lefkofsky is the co-founder of InnerWorkings, Inc. (NASDAQ: INWK) and has served on its board of directors since August 2008. In 2008, Mr. Lefkofsky co-founded Lightbank LLC, a private investment firm specializing in information technology companies, and has served as a manager since that time. In April 2006, Mr. Lefkofsky co-founded MediaBank, LLC, an electronic exchange and database that automates the procurement and administration of advertising media, and has served as a director or manager since that time. From May 2000 to April 2001, Mr. Lefkofsky served as Chief Operating Officer and director of HA-LO Industries Inc. Mr. Lefkofsky co-founded Starbelly.com, Inc., and served as its President from September 1999 to May 2000, at which point Starbelly.com was acquired by HA-LO. In July 2001, HA-LO filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code. Mr. Lefkofsky also serves on the board of directors of Children's Memorial Hospital, the board of trustees of the Steppenwolf Theatre, the board of trustees of the Art Institute of Chicago, the board of trustees of the Museum of Contemporary Art in Chicago and the board of trustees of the Museum of Science and Industry. Mr. Lefkofsky also serves on the board of directors of World Business Chicago. Mr. Lefkofsky is an Adjunct Professor at the University of Chicago Booth School of Business. Mr. Lefkofsky holds a bachelor's degree from the University of Michigan and a Juris Doctor degree from the University of Michigan Law School. Mr. Lefkofsky brings to the Board an in-depth knowledge and understanding of the Company's business as one of its founders as well as experience as a director of several public companies.

        Peter J. Barris has served on our Board since January 2008. Mr. Barris was originally appointed to the Board pursuant to a general voting agreement, which terminated as a result of our initial public offering. Since July 2009, Mr. Barris has served on the board of directors of Echo Global Logistics, Inc. (NASDAQ: ECHO) and since January 2006, Mr. Barris has served on the board of directors of InnerWorkings, Inc. (NASDAQ: INWK). Since 1999, Mr. Barris has been the Managing General Partner of New Enterprise Associates where he specializes in information technology investing. Mr. Barris also serves on the board of directors of Vonage Holdings Corp. (NYSE: VG) and Inteliquent (NASDAQ: IQNT) (formerly known as Neutral Tandem, Inc. (NASDAQ: TNDM)). Mr. Barris is a member of the board of trustees of Northwestern University. He received a Master of

Business Administration from Dartmouth College and a Bachelor of Science in Electrical Engineering from Northwestern University. Mr. Barris brings to the Board a sophisticated knowledge of information technology companies that includes investments in over twenty-five information technology companies that have completed public offerings or successful mergers as well as experience serving as a director of several public companies.

        Robert J. Bass has been a vice chairman of Deloitte LLP since 2006, and a partner in Deloitte since 1982. He will retire from Deloitte in early June 2012. Mr. Bass has specialized in e-commerce, mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass is currently responsible for all services provided to Forstmann Little and its portfolio companies and is the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG, and CSC. He also has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass is a certified public accountant licensed in New York, Connecticut, and California. He is a member of the American Institute of Certified Public Accountants and the New York and Connecticut State Societies of Certified Public Accountants. Mr. Bass received a BBA from Emory University and an MBA from the Columbia University Graduate School of Business. Mr. Bass brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting, including with respect to companies in the e-commerce sector, and his experience at the highest levels of a Big Four accounting firm will be an invaluable resource to the Board in its oversight of the Company's SEC filings.

        Daniel T. Henry has been the Chief Financial Officer of American Express Company since October 2007 and as its Executive Vice President February 25, 2007. Mr. Henry is responsible for leading American Express Company's Finance organization and representing American Express to investors, lenders and rating agencies. He was Acting Chief Financial Officer of American Express Company from February 2007 until October 2007. Mr. Henry joined American Express in 1990 and served in a variety of senior Finance roles including Comptroller. Prior to joining American Express, Mr. Henry was a Partner with Ernst & Young LLP. Mr. Henry graduated from Iona College and received his Masters of Business Administration from Hofstra University. Mr. Henry brings to the Board his substantial experience and expertise with complex financial systems, including over 20 years of experience at American Express, one of the largest companies in the world, including 5 years of experience as its Chief Financial Officer.

        Mellody Hobson has served as the president and a director of Ariel Investments, LLC, a Chicago-based investment management firm, since 2000 and as the chairman since 2006, and a trustee since 1993 of the mutual funds it manages. Ms. Hobson was elected to the Board pursuant to voting rights granted to the former holders of our Series B preferred stock under our voting agreement, which was terminated as a result of our initial public offering. She previously served as senior vice president and director of marketing at Ariel Capital Management, Inc. from 1994 to 2000, and as vice president of marketing at Ariel Capital Management, Inc. from 1991 to 1994. Ms. Hobson has served as a director of Starbucks, Inc. (NASDAQ: SBUX) since February 2005, DreamWorks Animation SKG, Inc. (NASDAQ: DWA) since 2004 and The Estee Lauder Companies, Inc. (NYSE: EL) since 2004. Ms. Hobson works with a variety of civic and professional institutions, including serving as a director of the Field Museum, the Chicago Public Education Fund and the Sundance Institute. Additionally, she is on the board of governors of the Investment Company Institute. Ms. Hobson received her Bachelor of Arts from Princeton University. Ms. Hobson brings to the Board significant operational, investment and financial experience and valuable knowledge of corporate governance and similar issues from her service on other publicly-traded companies' boards of directors as well as her current service on the Securities and Exchange Commission Investment Advisory Committee.

        Bradley A. Keywell is a co-founder of the Company and has served on our Board since our inception. Mr. Keywell was elected to the Board pursuant to voting rights granted to the former holders of our Series B preferred stock under our voting agreement, which was terminated as a result of our initial public offering. Mr. Keywell is a co-founder of Echo Global Logistics, Inc. (NASDAQ: ECHO) and has served on its board of directors since its inception in February 2005. In 2008, Mr. Keywell co-founded Lightbank LLC, a private investment firm specializing in information technology companies, and has served as amanager since that time. In April 2006, Mr. Keywell co-founded MediaBank, LLC, an electronic exchange and database that automates the procurement and administration of advertising media, and has served as a director or manager since that time. From May 2000 to March 2001, Mr. Keywell served as the President of HA-LO Industries Inc. Mr. Keywell co-founded Starbelly.com Inc., which was acquired by HA-LO in May 2000. In July 2001, HA-LO filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code. Mr. Keywell also serves as a trustee of Equity Residential (NYSE: EQR), a real estate investment trust. Mr. Keywell serves on the boards of trustees of the Zell-Lurie Entrepreneurship Institute at the University of Michigan, the NorthShore University HealthSystem Foundation and the Museum of Contemporary Art in Chicago. Mr. Keywell is the Chairman of the Illinois Innovation Council. Mr. Keywell is also the founder and Chairman of Chicago Ideas Week and the Future Founders Foundation. Mr. Keywell is an Adjunct Professor at the University of Chicago Booth School of Business. Mr. Keywell holds a bachelor's degree from the University of Michigan and a Juris Doctor degree from the University of Michigan Law School. Mr. Keywell brings to the Board an in-depth knowledge and understanding of the information technology sector as well as experience as a director of two other public companies.

        Theodore J. Leonsis has served on our Board since June 2009 and as our Vice Chairman since April 2011. Mr. Leonsis was elected to the Board pursuant to voting rights granted to the former holders of our common stock and preferred stock under our voting agreement, which was terminated as a result of our initial public offering. Since 1999, Mr. Leonsis has served as the Chairman and Chief Executive Officer of Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA's Washington Wizards, the NHL's Washington Capitals, the WNBA's Washington Mystics, the Verizon Center in Washington, D.C. and the Baltimore-Washington Ticketmaster franchise. Mr. Leonsis also has served as a Vice Chairman Emeritus of AOL LLC, a leading global Web company, since December 2006. Mr. Leonsis held a number of other executive positions with AOL from September 1994 to December 2006, most recently as Vice Chairman and President, AOL Audience Business. Mr. Leonsis has served as a director of American Express Co. (NYSE: AXP) since July 2010, a director of Rosetta Stone Ltd. (NYSE: RST) since December 2009 and a director of NutriSystem, Inc. (NASDAQ: NTRI) since December 2008. Mr. Leonsis also serves on the board of directors of several private internet and technology companies. Mr. Leonsis is an acknowledged innovator and internet entrepreneur. Mr. Leonsis brings to the Board his experiences in digital businesses, his innovative approaches, and his expertise in identifying business opportunities and driving new strategies based on changing technologies, social media and the internet.

MEETINGS AND MEETING ATTENDANCE

        Following our initial public offering, our Board of Directors has held regularly scheduled quarterly meetings and also holds special meetings or acts by unanimous written consent as necessary. Our Board met 7 times during 2011.

        All of our directors attended 75% or more of the aggregate of all Board of Directors meetings and meetings of the committees on which they served during the last fiscal year, including all persons who served as director during 2011. Although we do not maintain a formal policy regarding director attendance at stockholders meetings, directors are encouraged to attend the Annual Meeting.

 BOARD COMMITTEES

        Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee has a written charter. The table below provides current membership for each of the Board committees.

Director	Audit	Compensation	Nominating and Governance
Mr. Mason
Mr. Lefkofsky
Mr. Barris		Chair	Member
Mr. Efrusy	Member	Member
Mr. Henry	Member
Ms. Hobson		Member	Member
Mr. Keywell		Member	Chair
Mr. Leonsis	Chair

        Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

        The Audit Committee assists our Board of Directors in overseeing the quality and integrity of our accounting, auditing, and reporting practices. The Committee's role includes:

  •
  overseeing the work of our accounting function and internal control over financial reporting;

  •
  overseeing internal auditing processes;

  •
  inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

  •
  reviewing compliance with significant applicable legal, ethical, and regulatory requirements.

        The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm engaged to issue audit reports on our financial statements and internal control over financial reporting. The Committee relies on the expertise and knowledge of management, the internal auditor, and the independent registered public accounting firm in carrying out its oversight responsibilities. The Audit Committee Charter describes the Committee's specific responsibilities. The Board of Directors has determined that each Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that each nominee who will serve on the Audit Committee is an "audit committee financial expert" as defined by SEC rules.

        The Audit Committee met 3 times in 2011.

Compensation Committee

        The primary responsibilities of the Compensation Committee are to:

  •
  assist our Board of Directors in establishing the annual goals and objectives of the chief executive officer;

  •
  make recommendations to the independent members of our Board regarding the compensation of the chief executive officer;

  •
  oversee an evaluation of the performance of the Company's other executive officers and approve their compensation;

  •
  oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;

  •
  oversee plans for executive officer development and succession;

  •
  oversee administration of our equity-based compensation and other benefit plans; and

  •
  authorize grants of equity compensation awards under our stock plan.

        The Committee may delegate to the CEO or the senior human resources officer the authority to make equity compensation grants to employees who are not executive officers. The Compensation Committee periodically reviews the compensation paid to non-employee directors, and makes recommendations to our Board of Directors for any adjustments.

        Our Senior Vice President for Human Resources supports the Compensation Committee in its work.

        The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee. See "Named Executive Officer Compensation—Compensation Discussion and Analysis" for more information about the Committee's work.

        The Compensation Committee met 5 times in 2011.

Compensation Consultant

        The Committee retains Compensia, Inc. to advise the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Compensia, Inc. does not provide any services to Groupon other than those described above.

Nominating and Governance Committee

        The principal responsibilities of the Nominating and Governance Committee are to:

  •
  determine and recommend the slate of director nominees for election to our Board of Directors;

  •
  identify and recommend candidates to fill director vacancies occurring between annual stockholder meetings;

  •
  review the composition of Board committees;

  •
  annually evaluate the performance and effectiveness of the Board; and

  •
  monitor adherence to, review, and recommend changes to our Corporate Governance Guidelines.

        The Committee annually reviews the charters of Board committees and, after consultation with the respective committee chairs, makes recommendations, if necessary, regarding changes to the charters. The Nominating and Governance Committee Charter describes the specific responsibilities and functions of the Committee.

        The Nominating and Governance Committee met 1 time in 2011.

NAMED EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis provides information about our 2011 compensation program for the following current and former executives (collectively, our "Named Executive Officers"):

  •
  Andrew D. Mason, Chief Executive Officer

  •
  Jason E. Child, Chief Financial Officer

  •
  Jeffrey A. Holden, Senior Vice President- Product Management

  •
  David R. Schellhase, General Counsel

  •
  Joseph M. Del Preto, Chief Accounting Officer

  •
  Mary Margaret H. Georgiadis, Former President & Chief Operating Officer

        This discussion also contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

  Executive Summary

        2011 was an extraordinary year for Groupon. In just our third full year of existence, we advanced our business model significantly, as highlighted by the following financial and business milestones:

  •
  We increased our revenue to $1.6 billion from $312.9 million in 2010, an increase of 415%;

  •
  We introduced several new products and offerings, including Goods, Getaways, Now! and Live, as well as an array of merchant tools; and

  •
  We completed our initial public offering in November, raising $748.5 million to fund our operations, and began life as a public company.

        In order to effectively manage our growth and our transition from a startup to a large publicly traded company, we needed to recruit, incentivize and retain skilled and talented individuals to form an executive team that possesses a high level of sales, marketing, operations, financial, and strategic acquisitions expertise.

        Our compensation philosophy is to establish and maintain an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to materially add to the Company's long-term value and achieve our strategic goals, while minimizing risk to the organization.

        Briefly, the primary goals of our executive compensation program are as follows:

  •
  Recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term value creation strategies;

  •
  Provide a substantial portion of each executive's compensation in components that are directly tied to the long-term value and growth of the Company;

  •
  Reward both Company and individual performance and achievement;

  •
  Ensure that our pay structure does not encourage unnecessary and excessive risk taking; and

  •
  Ensure that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

 Our Compensation-Setting Process

        Historically, the initial compensation arrangements with our executive officers, including the Named Executive Officers, have been the result of arm's-length negotiations between the Company and each individual executive. Prior to the formation of our Compensation Committee, the Board was primarily responsible for overseeing and approving the negotiation of these arrangements on behalf of the Company. We have been undergoing a period of substantial growth and development in recent years in a highly competitive business and technological environment, and the focus of these arrangements has been to recruit talented individuals to help us meet specific long-term financial and growth objectives. Individual compensation arrangements with executives have been influenced by a number of factors, including the following, each as of the time of the applicable hiring decision:

  •
  our need to fill a particular position;

  •
  our financial position and growth direction at the time of hiring;

  •
  the individual's expertise and experience; and

  •
  the competitive nature of the position.

        In May 2010, we formed our Compensation Committee. Our Compensation Committee is now composed entirely of independent directors, and is responsible for overseeing our executive compensation program and approving ongoing compensation arrangements for our Named Executive Officers.

        We retain a compensation consultant, Compensia, Inc. ("Compensia"), to review and assess compensation practices and provide market insight. Specifically, Compensia was engaged to provide data for the establishment of a peer group of companies to serve as a basis for assessing competitive executive and director compensation practices going forward.

        The results of Compensia's review and assessment were presented to the Compensation Committee. The Compensation Committee has, based on Compensia's analysis and the Company's internal analysis, determined that it will use the following peer group to evaluate and compare the Company's compensation practices:

Akamai Technologies	Alliance Data Systems	Autodesk	Citrix Systems
Equinix	Expedia	Netflix	Nuance Communications
Priceline.com	Rackspace Hosting	Red Hat	Salesforce.com
Vmware	Clear Channel Outdoor Holdings	LSI	Crown Castle Int'l
IAC Interactive	Level 3 Communications	VeriFone	BMC Software

        We also participate in surveys of market compensation practices in our industry and broadly across all industries, and undertake specialized studies of competitive market practices using the most relevant published survey sources and public filings. Management presented information to the Compensation Committee that reflected cash compensation at the 50th percentile and long-term incentives (including equity awards), at the 75th percentile, based on peer group and industry data. However, the Compensation Committee did not engage in benchmarking to a fixed percentile, and while it considered this information, it also relied heavily on the expertise of its members and on management to craft pay packages that are appropriate for our particular executives. We believe that the total compensation of our officers was consistent with market practices for our peer group and consistent with competitive market practice.

        Our Compensation Committee generally seeks input from our chief executive officer and chief human resources officer when discussing the performance and compensation of the other Named Executive Officers, as well as during the process of searching for and negotiating compensation packages with new senior management hires. The Compensation Committee gives considerable weight to the CEO's evaluation of the other Named Executive Officers because of his direct knowledge of each executive officer's performance and contributions. The Compensation Committee also expects to coordinate with our chief financial officer in determining the financial and accounting implications of our compensation programs and hiring decisions. None of our Named Executive Officers participates in Compensation Committee deliberations relating to his or her own compensation.

        On August 17, 2011, we established our 2011 Incentive Plan, summarized in "2011 Incentive Plan" below, which we have since used and intend to use as the primary vehicle for awarding equity and incentive compensation going forward. Beginning in 2011, we discontinued our practice of awarding stock options, although we intend to continue our practice of awarding restricted stock units in connection with our hiring program. For 2012, we have also adopted target cash bonus levels for our Named Executive Officers, as described further in "2012 Compensation Decisions" below. We expect that our Named Executive Officer compensation program in the future may vary, perhaps significantly, from our historical practices; however, other than as described above and under "2012 Compensation Decisions" below, we currently have no definitive plans to change such compensation policies and practices.

Elements of Our Compensation Program

        Our pay practices are focused on providing our executives with a significant amount of their compensation in the form of equity grants, which aligns our executives' interests with those of our stockholders. The four key elements of our compensation package for Named Executive Officers are base pay, discretionary performance bonuses, equity-based awards, and our benefits programs. We do not use specific formulas or weightings in determining the allocation of the various pay elements; rather, each Named Executive Officer's compensation has been designed to provide a combination of fixed and at-risk compensation that is tied to achievement of the Company's short- and long-term objectives.

Pay Component	Objective	Benefit to stockholders
Base salary	• Provides a measure of stable fixed compensation for performance of day-to-day services	• Competitive rates help us attract and retain talented executives

• Amount reflects individual's performance and scope of responsibilities, as well as the competitive market for executive talent

Discretionary performance bonus	• Motivates executives to achieve annual individual and company goals	• Focused on meeting key business objectives and performance metrics

Equity-based awards	• Provides a long-term incentive for executives to focus on stockholder value creation	• Award value is based on long-term growth of Groupon's stock price

• Vesting schedule encourages retention

Pay Component	Objective	Benefit to stockholders
Benefits	• Provides for the health and welfare of our executives and their families, for protection from unexpected loss, as well as the opportunity to save for retirement	Market rate benefits help us attract and retain talented executives

        Base Salary.    We offer reasonable base salaries that are intended to provide a level of stable fixed compensation to executives for performance of day-to-day services. Each Named Executive Officer's base salary was established as the result of arm's-length negotiation with the individual, and is generally reviewed annually to determine whether an adjustment is warranted or required. The base salaries paid to our Named Executive Officers in 2011 are set forth in the "Summary Compensation Table" below. The following table sets forth the base salary rates in effect for 2011:

Name	2011 Base Salary Rate ($)
Andrew D. Mason	757	(1)
Jason E. Child	350,000
Jeffrey A. Holden	300,000
David R. Schellhase	300,000
Joseph M. Del Preto	325,000
Margaret Georgiadis	500,000

(1)
At his own recommendation to the Compensation Committee, Mr. Mason's annual base salary for 2011 was reduced to $756.72.

        Discretionary Performance Bonus.    We offer our Named Executive Officers the opportunity to earn annual performance bonuses, which are determined by the Board or the Compensation Committee at its sole discretion, based on each officer's job performance and the Company's financial performance (except with respect to Mr. Child, whose employment agreement guaranteed him a minimum bonus of $350,000 in 2011 and 2012, and with respect to Mr. Schellhase, whose employment agreement guaranteed him a minimum bonus of $200,000 for 2011, pro-rated to reflect his actual service during that year). As a newly-public company, we believe that a discretionary cash bonus program allows the Board and Compensation Committee to retain flexibility to conserve cash while rewarding results as determined to be appropriate. Because of the rapidly-changing nature of our business, the Board and Compensation Committee have not believed that selecting pre-set performance metrics would enhance incentive efforts, and instead have focused on using equity incentives to encourage Company-wide improvements.

        The Compensation Committee determined, for 2012 and future years, that it was appropriate to establish target bonus opportunities for our Named Executive Officers. The target performance-based cash bonus levels for each Named Executive Officer is 125% for Messrs. Mason and Child, 100% for Messrs. Holden and Schellhase, and 50% for Mr. Del Preto, respectively, of the officer's base salary. The maximum level for each officer is two times the target. Eligibility for the bonus will be conditioned upon the Company's achieving a minimum Consolidated Segment Operating Income ("CSOI") amount for 2012. If the CSOI target is achieved, then the Committee will determine, in its sole discretion, the amount of the bonus by reference to the following measures: revenue growth, customer satisfaction, employee satisfaction, merchant satisfaction, and revenue from sources other than daily deals.

        Equity-Based Awards.    Our practice, as a rapidly growing company, has been to grant equity awards in the form of restricted stock units, or RSUs, to our newly hired executive officers, as we believe that this is an effective means to align the interests of the executive with our long-term growth objectives. In addition, the time vesting component of our grants encourages retention of our executives. As such, we have not generally made regular equity awards to our Named Executive Officers, although we anticipate that ongoing equity awards may form a component of our compensation structure for executives going forward, in order to more effectively align the interests of executive officers and our stockholders and ensure appropriate long-term incentives remain in place and to ensure that pay packages remain competitive with the markets in which we compete for talent. The sizes and types of awards that have historically been granted to newly hired executive officers have not been determined based on a specific formula, but rather on a combination of the Board's or Compensation Committee's discretionary judgment regarding the appropriate level of compensation for the position, the need to fill a particular position, and the negotiation process with the particular individual involved.

        Benefits Programs.    Our employee benefit programs, including our 401(k) plan and health, dental, vision and short-term disability coverage programs, are designed to provide a stable array of support to our employees generally, including our Named Executive Officers, and their families.

  2011 Compensation Decisions

        Andrew Mason.    Mr. Mason is the Company's Chief Executive Officer and co-founder. Mr. Mason is deeply involved in all aspects of the Company's business and operations, and his unique vision has been essential to creating the Groupon brand and culture. Due to Mr. Mason's substantial equity ownership in Groupon, Mr. Mason has requested not to receive any performance bonuses or equity-based awards, and his base salary remained at $756.72.

        Jason E. Child.    Mr. Child is the Company's Chief Financial Officer and is responsible for leading Groupon's entire finance organization on a worldwide basis, which grew significantly during 2011 as we expanded our operations and became a public company. During 2011, Mr. Child received a performance bonus of $500,000, of which $350,000 was guaranteed under his employment agreement. In addition, Mr. Child received an equity award with a grant date fair value of $1,229,000. The Committee considered Mr. Child's performance, including his current and expected future performance and his role in our initial public offering process, in determining the amount of his bonus award.

        Jeffrey A. Holden.    Mr. Holden was hired in April 2011 as the Company's Senior Vice President- Product Management. Under Mr. Holden's leadership, the Company introduced several new products, including Rewards, Goods, Scheduler, and others. In 2011, Mr. Holden received a base salary $205,000 (the prorated portion of his $300,000 annual base salary) and a bonus of $1,825,000, of which $325,000 was a sign-on inducement bonus and the remaining $1,500,000 was a multi-year bonus covering 2011 through 2013, portions of which are subject to repayment if Mr. Holden terminates employment for any reason prior to December 31, 2013. Mr. Holden also received a RSU award with a grant date fair value of $11,521,875, which vests over six years. The Committee structured Mr. Holden's package to provide a competitive pay package that includes a mix of guaranteed and at-risk compensation, as well as a mix of short-term and long-term incentives.

        David R. Schellhase.    Mr. Schellhase was hired in June 2011 as the Company's General Counsel and is responsible for all legal and compliance matters for the Company. In 2011, Mr. Schellhase received a base salary of $168,750 (the prorated portion of his $300,000 annual base salary), a bonus of $192,260, representing the prorated portion of his guaranteed bonus of $200,000, and as a sign-on inducement bonus of $75,000. In addition, Mr. Schellhase received a RSU award with a grant date fair value of $6,160,000 which vests over five years. The Committee structured Mr. Schellhase's package to provide a competitive pay package that includes a mix of guaranteed and at-risk compensation, as well as a mix of short-term and long-term incentives.

        Joseph M. Del Preto.    Mr. Del Preto was promoted to Chief Accounting Officer in April 2011, having served as the Company's Global Controller prior to that time. Mr. Del Preto is responsible for the entire worldwide accounting function, which has grown as a result of our transition to a public company and our continuing expansion. In connection with his promotion, Mr. Del Preto received a base salary increase from $275,000 to $325,000 per year, and a RSU award with a grant date fair value of $147,536. Mr. Del Preto also received a discretionary bonus of $25,000 in recognition of his efforts in the initial public offering process. In approving Mr. Del Preto's pay package, the Committee considered Mr. Del Preto's performance appraisal, his pay package relative to the other Named Executive Officers, and the substantial additional responsibilities as the Company continues to grow.

        Mary Margaret H. Georgiadis.    Ms. Georgiadis resigned as Chief Operating Officer of the Company on September 23, 2011. We had entered into an employment agreement with Ms. Georgiadis to serve in that position effective April 15, 2011. Pursuant to the terms of her employment agreement, Ms. Georgiadis was paid a base salary of $500,000 per year. She was also eligible to receive a discretionary annual bonus not to exceed 100% of her base salary and to participate in our employee and executive benefit plans. In connection with her hiring, Ms. Georgiadis was granted 2,200,000 RSUs under our 2010 Stock Plan (which we refer to in this Proxy Statement as the 2010 Plan), 600,000 of which were immediately vested, subject to certain conditions. The remaining RSUs were subject to vesting based on Ms. Georgiadis' continued employment. Ms. Georgiadis entered into a separation agreement and general mutual release with us on October 17, 2011, pursuant to which she forfeited 400,000 of the 600,000 shares underlying her fully vested RSUs, and retained the remaining 200,000 of such shares.

Post-Employment Compensation

        The terms and conditions of employment for Messrs. Mason, Child, Holden and Schellhase are set forth in their employment agreements. The material terms of these agreements are summarized under "Employment Agreements" below. These employment agreements also provide for certain benefits in the event of the Named Executive Officer's termination of employment under specified circumstances or upon a change in control. We believe that our extension of these post-employment and change in control benefits was necessary in order to induce these individuals to forego other competitive opportunities that were available to them. The material terms of these post-employment arrangements are set forth in "Potential Payments Upon Termination or Change in Control" below.

Effect of Accounting and Tax Treatment on Compensation Decisions

        Accounting Treatment.    We recognize a charge to earnings for accounting purposes for equity awards over their vesting period. We expect that our Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution and overhang when deciding on amounts and terms of equity grants.

        Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code," may limit the amount that we may deduct from our federal income taxes for compensation paid to our executive officers to one million dollars per executive officer per year, unless certain requirements are met. Code Section 162(m) provides an exception from this deduction limit for certain forms of performance-based compensation. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation, the Board and the Compensation Committee believe that we should not be constrained by the requirements of the Code Section 162(m) exception where those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Board and the Compensation Committee have not adopted a policy that would require that all compensation be deductible. We intend to continue to compensate our executive officers in a manner consistent with the best interests of the Company and our stockholders.

        Taxation of Parachute Payments and Deferred Compensation.    We do not provide and have no obligation to provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Our 2011 Plan and our 2010 Plan permit a participant to elect, in his or her discretion, to reduce a payment or acceleration of vesting under the applicable plan to the extent necessary to avoid the imposition of an excise tax under Sections 280G and 4999. Section 409A of the Code also may impose significant taxes on a service provider in the event that he or she receives deferred compensation that does not comply with the requirements of Code Section 409A. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Code Section 409A. Further, our 2011 Plan and our 2010 Plan provide that the Board may amend the terms of each plan or any award agreement to the extent necessary to comply with or effectuate an exemption from the requirements of Code Section 409A.

Summary Compensation Table for Fiscal Years 2011 and 2010

  Historical Compensation of Executive Officers

        The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31, 2011 and December 31, 2010. The following Summary Compensation Table for Fiscal Years 2011 and 2010 contains compensation information for: (1) Mr. Mason, who served as our Chief Executive Officer during 2011; (2) Mr. Child, who served as of Chief Financial Officer during 2011; (3) Messrs. Holden, Schellhase and Del Preto, who were our other three most highly compensated executive officers serving as of December 31, 2011; and (4) Ms. Georgiadis, who served as Chief Operating Officer until September 23, 2011, and who would have been among our most highly compensated executive officers if she had remained an executive officer as of December 31, 2011. We refer to these six individuals in this proxy statement as our "Named Executive Officers." No compensation information is provided for Messrs. Holden, Schellhase and Del Preto and Ms. Georgiadis for 2010 as they each became a Named Executive Officer in 2011. Eric P. Lefkofsky, our co-founder and Executive Chairman, is not an employee of the Company and receives no compensation for his services other than for his services as a non-employee director. Therefore, he is not included in the compensation tables or "Compensation Discussion and Analysis". Mr. Lefkofsky's

compensation for his service as a non-employee director is disclosed in the "Director Compensation in 2011" section of the Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Andrew D. Mason	2011	757	—	—	—	7,186	7,943
Chief Executive Officer	2010	180,000	350,000	—	—	4,599	184,599
Jason E. Child(6)	2011	350,000	500,000		1,229,000	11,616	2,090,616
Chief Financial Officer	2010	5,384	375,000	—	9,477,000	140	9,857,524
Jeffrey A. Holden(7)	2011	205,000	1,825,000	—	11,521,875	1,280	13,553,155
Senior Vice President, Product Management
David R. Schellhase(8)	2011	168,750	192,260	—	6,160,000	20,821	6,541,831
General Counsel
Joseph M. Del Preto(9)	2011	303,830	25,000	—	147,536	—	476,366
Chief Accounting Officer
Mary Margaret H. Georgiadis(10)	2011	220,833	—	—	27,038,000	27,430	27,286,263
Former President and Chief Operating Officer

(1)
At his own recommendation to the Compensation Committee, Mr. Mason's base salary rate for 2011 was reduced to $756.72, effective January 1, 2011.

(2)
Amounts disclosed in this column relate to (i) for Mr. Child, in 2011, a $500,000 bonus of which $350,000 is guaranteed under his amended and restated employment agreement dated April 29, 2011; and in 2010, a one-time signing bonus in connection with the execution of his original employment agreement, effective December 20, 2010; (ii) for Mr. Holden, a $325,000 sign-on bonus and a $1,500,000 retention bonus, portions of which are subject to repayment if Mr. Holden terminates employment for any reason prior to December 31, 2013; (iii) for Mr. Schellhase, a $75,000 sign-on bonus and a guaranteed pro-rata portion of his target bonus for 2011 under his employment agreement; and (iv) for Mr. Del Preto, a discretionary bonus.

(3)
Groupon discontinued its practice of awarding stock options for 2011 and awarded no stock options to any Named Executive Officers in 2010; therefore, there are no amounts to report under this column.

(4)
Amounts disclosed in this column relate to grants of RSUs made under the 2010 Plan. With respect to each RSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718. Grant date fair value for each RSU was determined in good faith by the Board without regard to lapsing restrictions, which assumptions are set forth in Note 10 to the Company's audited financial statements for the year ended December 31, 2011 included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, and do not reflect amounts actually paid to, or realized by, the Named Executive Officers in 2011 or 2010. For further information on the RSU grants made in 2011, see the "Grants of Plan-Based Awards in Fiscal Year 2011" table below.

  Ms. Georgiadis' severance agreement outlines the treatment of the RSU grant made to her in 2011. For further information about Ms. Georgiadis' severance agreement, see the "Employment Agreements and Other Compensation Arrangements" section following this table. As required by SEC rules, the amount shown in this column for 2011 for Ms. Georgiadis includes the full grant date fair value of her entire equity award, a substantial portion of which was forfeited upon her termination from the Company.

(5)
Amounts disclosed in this column include (i) amounts paid to reimburse our Named Executive Officers for the cost of participation in our group health and dental plans and for parking costs at the Company's headquarters in Chicago, Illinois, (ii) for Mr. Schellhase, $19,278 in temporary housing costs in connection with his relocation to Chicago, Illinois, and, (iii) for Ms. Georgiadis, $25,000 in Company-paid legal fees in connection with the negotiation of her employment agreement.

(6)
Mr. Child was appointed as our Chief Financial Officer on December 20, 2010. Prior to his appointment, no single individual served in the capacity of or performed the functions of Chief Financial Officer of the Company.

(7)
Mr. Holden joined us as Senior Vice President, Product Management on April 11, 2011.

(8)
Mr. Schellhase joined us as General Counsel on June 1, 2011.

(9)
Mr. Del Preto was appointed as our Chief Accounting Officer on April 13, 2011.

(10)
Ms. Georgiadis' employment with us terminated on September 23, 2011. The amounts disclosed above under "Stock Awards" and "Total Compensation" include the grant date fair value of RSUs that were cancelled as a result of the termination of her employment.

Employment Agreements and Other Compensation Arrangements

        Overview.    We have entered into employment agreements with each of Messrs. Mason, Child, Holden, and Schellhase. Prior to her departure from the position of President and Chief Operating Officer, we had entered into an employment agreement with Ms. Georgiadis, described above.

        Andrew D. Mason.    We entered into an employment agreement with Mr. Mason to serve as our Chief Executive Officer effective November 1, 2009, which replaced his prior employment agreement. His current agreement expires on December 1, 2014. Pursuant to his agreement, Mr. Mason is to be paid a base salary of $180,000 annually, which amount is to be increased by at least 15% per year thereafter. Notwithstanding this provision of his employment agreement, Mr. Mason's base salary for 2011 was reduced to $756.72, upon his own recommendation to the Compensation Committee. He is also eligible to receive an annual performance bonus targeted at 100% of his base salary, as described under "Elements of our Compensation Program—Discretionary Performance Bonuses" above. Notwithstanding this provision of his employment agreement, Mr. Mason's bonus was eliminated as a component of his 2011 compensation, upon his own recommendation to the Compensation Committee. Mr. Mason is also entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement, Mr. Mason purchased 3,600,000 shares of our Class A common stock on November 1, 2009 at their then current fair market value with a promissory note. In April 2011, Mr. Mason repaid the promissory note with respect to 3,300,000 shares and forfeited 300,000 shares. In connection with the repayment of the promissory note and forfeiture of the shares, the remaining balance of the promissory note was cancelled. These shares are subject to our right to repurchase upon a termination of Mr. Mason's employment for any reason prior to November 1, 2014, at a purchase price of their fair market value on the repurchase date. The repurchase right lapses with respect to 20% of the underlying shares for every year in which Mr. Mason continues to be employed commencing on November 1, 2009. Mr. Mason is also entitled to receive certain benefits upon certain terminations of employment, which benefits are summarized below in "Potential Payments Upon Termination or Change in Control."

        Jason E. Child.    We entered into an employment agreement with Mr. Child to serve as our Chief Financial Officer effective December 20, 2010, which was amended and restated effective April 29, 2011, and expires on December 20, 2015. Pursuant to his amended and restated employment agreement, Mr. Child is paid a base salary of $380,000 annually. Mr. Child was also eligible to receive an annual performance bonus of at least $350,000, determined by the Board and the Compensation Committee, payable semi-annually on June 20th and December 20th of each year. Effective April 26, 2012, Mr. Child's employment agreement was further amended to provide that, beginning in 2012, Mr. Child's annual performance bonus shall be targeted at 125% of his base salary, as described under "Elements of our Compensation Program—Discretionary Performance Bonuses" above (however, for 2012, his minimum annual performance bonus shall be $350,000). Mr. Child is entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement in December 2010, Mr. Child received a one-time signing bonus of $375,000, and an award of 1,200,000 restricted stock units under our 2010 Plan. We granted Mr. Child an additional 100,000 restricted stock units on April 29, 2011 under our 2010 Plan in connection with the execution of his amended and restated employment agreement. 260,000 of Mr. Child's restricted stock units vested on December 20, 2011, and a further 65,000 restricted stock units vest on the last day of each subsequent three-month period following the initial vesting date. Restricted stock units do not vest if Mr. Child has not been continuously employed by us up to and including the applicable vesting date. Mr. Child is also entitled to receive certain benefits upon certain terminations of employment and a change in control, which benefits are summarized below in "Potential Payments Upon Termination or Change in Control."

        Jeffrey A. Holden.    We entered into an employment agreement with Mr. Holden to serve as our Senior Vice President of Product Management effective April 18, 2011 and expiring on April 18, 2017. Pursuant to the terms of his employment agreement, Mr. Holden is paid a base salary of $350,000 annually. Mr. Holden is also eligible to receive an annual performance bonus targeted at 100% of his base salary, as described under "Elements of our Compensation Program—Discretionary Performance Bonuses" above. Mr. Holden is entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement, Mr. Holden received a one-time signing bonus of $325,000, and an award of 937,500 restricted stock units under our 2010 Plan. 156,250 restricted stock units vested on the one year anniversary of Mr. Holden's employment, and the remaining units vest in equal increments at the end of each of the next sixty months. Restricted stock units do not vest if Mr. Holden has not been continuously employed by us up to and including the applicable vesting date. Mr. Holden is also entitled to receive certain benefits upon certain terminations of employment and a change in control, which benefits are summarized below in "Potential Payments Upon Termination or Change in Control."

        David R. Schellhase.    We entered into an employment agreement with Mr. Schellhase to serve as our General Counsel effective June 1, 2011 and expiring on May 31, 2016. Pursuant to the terms of his employment agreement, Mr. Schellhase is paid a base salary of $325,000 annually. Mr. Schellhase is also eligible to receive an annual performance bonus targeted at 100% of his base salary, as described under "Elements of our Compensation Program—Discretionary Performance Bonuses" above. For 2011, Mr. Schellhase was entitled to receive a guaranteed bonus of $200,000, which was prorated for the actual period of his employment in 2011. Mr. Schellhase is entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement, Mr. Schellhase received a one-time signing bonus of $75,000, and an award of 437,500 restricted stock units under our 2010 Plan. 20% of the restricted stock units will vest on the one year anniversary of Mr. Schellhase's employment, and the remaining units vest in equal increments at the end of each of the next forty-eight months. Restricted stock units do not vest if Mr. Schellhase has not been continuously employed by us up to and including the applicable vesting date. Mr. Schellhase is also entitled to receive certain benefits upon certain terminations of employment and a change in control, which benefits are summarized below in "Potential Payments Upon Termination or Change in Control."

        Mary Margaret H. Georgiadis.    Ms. Georgiadis resigned as Chief Operating Officer of the Company on September 22, 2011. We had entered into an employment agreement with Ms. Georgiadis to serve in that position effective April 15, 2011. Pursuant to the terms of her employment agreement, Ms. Georgiadis was to be paid a base salary of $500,000 per year. She was also eligible to receive a discretionary annual bonus not to exceed 100% of her base salary and to participate in our employee and executive benefit plans. In connection with her hiring, Ms. Georgiadis was granted 2,200,000 restricted stock units under our 2010 Plan, 600,000 of which were immediately vested, subject to certain conditions. The remaining restricted stock units were subject to vesting based on Ms. Georgiadis' continued employment. Ms. Georgiadis entered into a separation agreement and general mutual release with us on October 17, 2011, pursuant to which she forfeited 400,000 of the 600,000 shares underlying her vested restricted stock units and retained the remaining 200,000 of such shares.

Grants of Plan-Based Awards in 2011

        The following table sets forth information regarding grants of awards made to our Named Executive Officers during 2011. These unit amounts have been adjusted to reflect a two-for-one forward stock split completed in October 2011. We did not grant any option awards or plan-based cash awards during 2011.

Name	Grant Date	Number of Securities Underlying Restricted Stock Units (#)		Grant Date Fair Value of Stock Awards ($)(1)
Andrew D. Mason	—	—		—
Jason E. Child	4/15/2011	100,000	(2)	1,229,000
Jeffrey A. Holden	4/25/2011	937,500	(3)	11,521,875
David R. Schellhase	6/1/2011	437,500	(4)	6,160,000
Joseph M. Del Preto	4/13/2011	12,664	(5)	147,536
Mary Margaret H. Georgiadis	4/15/2011	2,200,000	(6)	27,038,000

(1)
Reflects grant date fair value of restricted stock units computed in accordance with FASB ASC Topic 718. Assumptions underlying the valuations are set forth in footnote 4 to the Summary Compensation Table above. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

(2)
Reflects the award of restricted stock units under the 2010 Plan upon Mr. Child's employment as Chief Financial Officer, pursuant to his entering into an amended and restated employment agreement with us.

(3)
Reflects the award of restricted stock units under the 2010 Plan upon Mr. Holden's employment as Senior Vice President, Product Management, pursuant to his entering into an employment agreement with us.

(4)
Reflects the award of restricted stock units under the 2010 Plan upon Mr. Schellhase's employment as General Counsel, pursuant to his entering into an employment agreement with us.

(5)
Reflects the award of restricted stock units under the 2010 Plan upon Mr. Del Preto accepting a promotion to Chief Accounting Officer.

(6)
Reflects the award of restricted stock units under the 2010 Plan upon Ms. Georgiadis' employment as President and Chief Operating Officer, pursuant to her entering into an employment agreement with us. Of the 2,200,000 restricted stock units issued, 600,000 were immediately vested on date of grant. Pursuant to Ms. Georgiadis' Confidential Separation Agreement and General Mutual Release, Ms. Georgiadis forfeited 400,000 of the shares underlying the fully vested restricted stock units. All of Ms. Georgiadis' unvested restricted stock units were cancelled as of the date of termination pursuant to the terms of her employment agreement.

Outstanding Equity Awards at 2011 Year-End

        The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2011. These unit amounts have been adjusted, as applicable, to reflect (i) a three-for-one forward stock split completed in August 2010, (ii) a two-for-one forward stock split completed in January 2011 and (iii) a two-for-one forward stock split completed in October 2011. There were no outstanding option awards as of December 30, 2011. See "Potential Payments on Termination or Change-in-Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

	Stock Awards
Name	Number of Shares of Stock that Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(8)
Andrew D. Mason	—		—
Jason E. Child	960,000	(1)	19,804,800
	80,000	(2)	1,650,400
Jeffrey A. Holden	937,500	(3)	19,340,625
David R. Schellhase	437,500	(4)	9,025,625
Joseph M. Del Preto	70,000	(5)	1,444,100
	12,664	(6)	261,258
Mary Margaret H. Georgiadis	—	(7)	—

(1)
Restricted stock units vest according to the following schedule: 240,000 vested on December 20, 2011, and an additional 60,000 vest on the 20th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child's continued employment by the Company up to and including each applicable vesting date.

(2)
Restricted stock units vest according to the following schedule: 20,000 vested on December 20, 2011, and an additional 5,000 vest on the 20th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child's continued employment by the Company up to and including each applicable vesting date.

(3)
Restricted stock units vest according to the following schedule: 156,250 vested on April 18, 2012, and an additional 13,021 vest on the 18th day of each subsequent month following April 18, 2012. Vesting is subject to Mr. Holden's continued employment by the Company up to and including each applicable vesting date.

(4)
Restricted stock units vest according to the following schedule: 87,500 vest on June 1, 2012, and 7,291.67 shares vest on the first day of each month following June 1, 2012.

  Vesting is subject to Mr. Schellhase's continued employment by the Company up to and including each applicable vesting date.

(5)
Restricted stock units vest according to the following schedule: 20,416 vested on March 15, 2012, and 1,458 vest on the last day of each month following the initial vesting event. Vesting is subject to Mr. Del Preto's continued employment by the Company up to and including each applicable vesting date.

(6)
Restricted stock units vest according to the following schedule: 3,166 vested on April 13, 2012, and an additional 265 vest on the 13th day of each subsequent month following the initial vesting event. Vesting is subject to Mr. Del Preto's continued employment by the Company up to and including each applicable vesting date.

(7)
Pursuant to the terms of Ms. Georgiadis' employment agreement, all unvested restricted stock units were cancelled as of date of termination and none were outstanding as of December 31, 2011.

(8)
Reflects the market value of outstanding restricted stock units, based on the price per share of Class A common stock of $20.63, the closing market price on December 30, 2011 (the last trading day of the year). These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

Option Exercises and Stock Vested in 2011

        The following table sets forth the number of shares of Class A common stock acquired during 2011 by our Named Executive Officers upon the vesting of restricted stock unit awards and the value realized upon such vesting. These unit amounts have been adjusted, as applicable, to reflect (i) the two-for-one forward stock split completed in January 2011 and (ii) the two-for-one forward stock split completed in October 2011. No option awards vested in 2011.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Andrew D. Mason	—	—
Jason E. Child	260,000	5,915,000
Jeffrey A. Holden	—	—
David R. Schellhase	—	—
Joseph M. Del Preto	—	—
Mary Margaret H. Georgiadis(3)	600,000	6,990,000

(1)
Reflects the aggregate number of shares of Class A common stock underlying the restricted stock unit awards that vested in 2011. Of the amount shown for Mr. Child, 104,144 shares of Class A common stock were withheld to pay taxes due in connection with the vesting.

(2)
Calculated by multiplying (i) the fair market value of Class A common stock on the vesting date, which was determined using the closing price on the Nasdaq of a share of Class A common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of Class A common stock acquired upon vesting. Of the amount shown for Mr. Child, $3,545,724 represents net proceeds to Mr. Child.

(3)
Represents 600,000 restricted stock units that were immediately vested on date of grant. Pursuant to Ms. Georgiadis' Confidential Separation Agreement and General Mutual Release, Ms. Georgiadis forfeited 400,000 of the shares underlying the fully vested restricted stock units. Ms. Georgiadis paid cash to pay taxes due in connection with the vesting.

Pension Benefits

        Aside from our 401(k) plan, we do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or receive post-retirement benefits.

Non-Qualified Deferred Compensation

        We do not maintain any nonqualified deferred compensation plans or arrangements under which our Named Executive Officers are entitled to participate.

Potential Payments Upon Termination or Change in Control

        Potential Payments pursuant to Mr. Mason's Employment Agreement.    Upon a termination of employment by us without cause or by Mr. Mason for good reason, Mr. Mason is entitled to receive, for a period of 180 days following termination, (i) continued payment of his base salary, less applicable withholding, and (ii) continuation of his then-current benefits under our benefit plans. Mr. Mason is also subject to non-competition and non-solicitation restrictive covenants for a period of two years following a termination of employment for any reason.

        "Cause" is defined in Mr. Mason's employment agreement as:

  •
  failure to perform reasonable legally assigned duties following written notice of such failure and a reasonable opportunity to cure;

  •
  theft, dishonesty, or falsification of employment or Company records;

  •
  an act or acts constituting a felony or involving moral turpitude;

  •
  willful misconduct or gross negligence that has had a material adverse effect on our reputation or business; or

  •
  material breach of the employment agreement following written notice of such breach and reasonable opportunity to cure.

        "Good reason" is defined in Mr. Mason's employment agreement as:

  •
  material reduction of duties and responsibilities below what is customary for his position, without Mr. Mason's consent;

  •
  office relocation more than twenty-five miles from our current office, without Mr. Mason's consent; or

  •
  our breach of the employment agreement which has continued for more than thirty days following notice to us of such breach.

        "Change in control" is defined in Mr. Mason's employment agreement by reference to our 2008 Plan, which is described below under "2008 Stock Option Plan."

        Potential Payments pursuant to Mr. Child's Employment Agreement.    Upon a termination of employment by us without cause, exclusive of death or disability, or by Mr. Child for good reason, Mr. Child is entitled to receive immediate vesting of 220,000 unvested restricted stock units (from his original grant of 1,200,000 restricted stock units) and, for a period of six months following termination, (i) continued payment of his base salary, less applicable withholding, and (ii) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. Upon a change in control, Mr. Child is entitled to immediate vesting of 50% of his then unvested restricted stock units. Mr. Child is also subject to non-competition and non-solicitation restrictive covenants for a period of six months following a termination of employment for any reason.

        "Cause" is defined in Mr. Child's employment agreement as:

  •
  theft, material dishonesty, or falsification of employment or Company records;

  •
  an act or acts constituting a felony; or

  •
  willful misconduct or gross negligence that has had a material adverse effect on our reputation or business.

        "Good reason" is defined in Mr. Child's employment agreement as:

  •
  material reduction of duties and responsibilities below what is customary for his position, without Mr. Child's consent;

  •
  a change in title;

  •
  our requirement that he report to anyone other than the chief executive officer;

  •
  office relocation more than fifty miles from our current office, without Mr. Child's consent;

  •
  material reduction of his base salary or minimum annual bonus, without a corresponding similar reduction to the base salaries or annual bonuses of other executive officers; or

  •
  our material breach of the employment agreement which has continued for more than thirty days following notice to us of such breach.

        "Change in control" is defined in Mr. Child's employment agreement by reference to our 2010 Plan, which is described below under "2010 Stock Plan."

        Potential Payments pursuant to Mr. Holden's Employment Agreement.    Upon a termination of employment by us without cause or by Mr. Holden for good reason, Mr. Holden is entitled to receive immediate vesting of 156,250 then unvested restricted stock units (or such lesser amount that remains unvested) and, for a period of one year following termination, (i) continued payment of his base salary, less applicable withholding, and (ii) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. If Mr. Holden is terminated without cause in connection with, or during the one-year period immediately following a change in control, he is entitled to immediate vesting of 50% of his then unvested original restricted stock unit grant.

        "Cause" is defined in Mr. Holden's employment agreement as:

  •
  theft, material dishonesty, or falsification of employment or Company records;

  •
  an act or acts constituting a felony;

  •
  willful misconduct or gross negligence that has had a material adverse effect on our reputation or business;

  •
  intentional breach of his employment agreement, which shall not have been cured after 30 days; or

  •
  failure to relocate to Chicago, Illinois within 120 days after the effective date of the employment agreement.

        "Good reason" is defined in Mr. Holden's employment agreement as:

  •
  material reduction of duties and responsibilities below what is customary for his position, without Mr. Holden's consent;

  •
  a failure to pay any material portion of, or a material reduction in, Mr. Holden's base salary or any minimum annual bonus; or

  •
  office relocation more than fifty miles from our current offices in Palo Alto, California or Seattle, Washington, without Mr. Holden's consent.

        "Change in control" is defined in Mr. Holden's employment agreement as:

  •
  the acquisition in one or more of transactions of more than 50% of (i) the then outstanding shares or common stock of the Company or (ii) the combined voting power of the Company's stock entitled to vote on an election of directors;

  •
  the sale of all or substantially all of the assets of the Company;

  •
  any merger, share exchange, consolidation or other business combination if the holders of a majority of the Company's stock after the transaction did not hold a majority prior to such transaction; or

  •
  any other transaction having the same effect as any of those listed above.

        Potential payments pursuant to Mr. Schellhase's employment agreement.    Upon a termination of employment by us without cause or by Mr. Schellhase for good reason, Mr. Schellhase is entitled to receive immediate vesting of 87,500 unvested restricted stock units, if such termination occurs prior to Mr. Schellhase's first anniversary of employment and, for a period of six months following termination, (i) continued payment of his base salary, less applicable withholding, and (ii) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. If a change in control occurs, and his employment is terminated by us without cause or by Mr. Schellhase for good reason during the period beginning three months prior to the public announcement of a change in control and ending twelve months following a change in control, Mr. Schellhase shall be entitled to immediate vesting of all of his unvested restricted stock units, as well as the benefits described above upon termination. Mr. Schellhase is also subject to non-competition and non-solicitation restrictive covenants for a period of six months following a termination of employment for any reason.

        "Cause" is defined in Mr. Schellhase's employment agreement as:

  •
  material failure to perform his assigned duties, which shall not have been corrected after notice from the Company;

  •
  theft, material dishonesty, or falsification of employment or Company records;

  •
  an act or acts constituting a felony;

  •
  willful misconduct or gross negligence that has had a material adverse effect on our reputation or business;

  •
  failure to perform his duties in Chicago, Illinois after August 1, 2011; or

  •
  intentional breach of his employment agreement, which shall not have been cured after 60 days.

        "Good reason" is defined in Mr. Schellhase's employment agreement as:

  •
  material reduction in base salary;

  •
  material reduction of duties and responsibilities below what is customary for his position, without Mr. Schellhase's consent;

  •
  office relocation more than fifty miles from our current office, without Mr. Schellhase's consent;

  •
  our material breach of the employment agreement which has continued for more than thirty days following notice to us of such breach.

        "Change in control" is defined in Mr. Schellhase's employment agreement by reference to our 2010 Plan, which is described below under "2010 Stock Plan."

        The table below outlines the estimated amount of payments and benefits that we would provide to our Named Executive Officers assuming that their employment was terminated as of December 31, 2011 (including in connection with a change in control) and the price per share of Class A common stock was $20.63, the closing market price on December 30, 2011 (the last trading day of 2011). None of our Named Executive Officers were retirement eligible as of December 31, 2011. The table below also shows the estimated amount of payments and benefits that we would provide to our Named Executive Officers assuming a change of control with no termination as of December 31, 2011. Information regarding the payments and benefits received by Ms. Georgiadis in connection with her actual termination from Groupon are set forth under the heading "Termination of Mary Margaret H. Georgiadis" below.

        The employment of the Named Executive Officers did not actually terminate on December 31, 2011, nor did Groupon incur a change in control on December 31, 2011. As a result, the Named Executive Officers (other than Ms. Georgiadis, who terminated earlier in 2011) did not receive any of the amounts shown in the table below. The actual amounts to be paid to a Named Executive Officer in connection with a termination event or a change in control event can only be determined at the time of such termination event.

        Each Named Executive Officer is entitled to receive amounts earned during the term of employment regardless of the manner of termination. These amounts include accrued base salary and other employee benefits to which the Named Executive Officer was entitled on the date of termination, and are not shown in the table below.

Executive	Payment Elements	Change in Control ($)	Qualifying Termination- Change in Control ($)	Termination Without Cause or for Good Reason ($)
Andrew D. Mason(1)	Salary	—	—	378.36
	Stock Options	—	—	—
	Restricted Stock Units	—	—	—
	Restricted Stock	—	—	—
	Health Coverage(4)	—	—	3,966
	Total	—	—	4,344.36
Jason E. Child	Salary	—	—	175,000
	Stock Options	—	—	—
	Restricted Stock Units	9,902,400	—	4,538,600
	Restricted Stock	—	—	—
	Health Coverage(4)	—	—	6,056
	Total	9,902,400	—	4,719,656
Jeffrey A. Holden(2)	Salary	—	—	300,000
	Stock Options	—	—	—
	Restricted Stock Units	—	9,670,313	3,223,438
	Restricted Stock	—	—	—
	Health Coverage(4)	—	—	12,113
	Total	—	9,670,313	3,535,551
David R. Schellhase(3)	Salary	—	150,000	150,000
	Stock Options	—	—	—
	Restricted Stock Units	—	9,025,625	1,805,125
	Restricted Stock	—	—	—
	Health Coverage(4)	—	1,843	1,843
	Total	—	9,177,468	1,956,968
Joseph M. Del Preto	Salary	—	—	—
	Stock Options	—	—	—
	Restricted Stock Units	—	—	—
	Restricted Stock	—	—	—
	Health Coverage	—	—	—
	Total	—	—	—

(1)
In 2011, Mr. Mason voluntarily reduced his annual base salary from $180,000 to $756.72. For purposes of this table and the calculation of amounts payable under a termination without cause or for good reason, we considered that Mr. Mason's employment agreement provides that he is eligible for a continuation of his base salary for 180 days, which would equal half of his $756.72 annual base salary.

(2)
Definition of Qualifying Termination is termination by the Company (or its successor) without cause (excluding death or disability) in connection with, or during the one-year period immediately following a change in control.

(3)
Definition of Qualifying Termination is termination by the Company for any reason other than for cause (excluding death or disability), or if employment is terminated for good reason in the event a change in control occurs within three months following the date of a termination or if a termination occurs within twelve months following the date of a change in control.

(4)
Represents six months (or, in the case of Mr. Holden, twelve months) of Company-paid insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985. In the case of Messrs. Holden and Schellhase, coverage would cease upon the date in which he becomes eligible for health care coverage under another employer's plan.

Termination of Mary Margaret H. Georgiadis

        The impact of the termination of Ms. Georgiadis from her role as President and Chief Operating Officer, effective September 23, 2011, is as follows:

  •
  Ms. Georgiadis forfeited any bonus or other incentive compensation for which she was otherwise eligible for services during 2011.

  •
  Ms. Georgiadis forfeited all unvested restricted stock units as of her date of termination.

  •
  Ms. Georgiadis forfeited 400,000 of the 600,000 shares of Groupon Class A common stock underlying the fully vested restricted stock units she was granted pursuant to her employment agreement. Ms. Georgiadis' ownership of the remaining 200,000 shares is contingent upon Ms. Georgiadis abiding by the Company's Employee Inventions and Proprietary Rights Assignment Agreement and certain covenants not to compete or solicit contained in her separation agreement.

Employee Benefit Plans

  2011 Incentive Plan

        We established the 2011 Incentive Plan (referred to herein as the 2011 Plan) effective August 17, 2011. The purpose of the 2011 Plan is to advance the interests of the Company and its subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in the Company. The 2011 Plan provides for the award of incentive stock options, nonqualified stock options, stock appreciation rights, cash incentive awards, and a variety of full value awards (including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares, and performance share units). The 2011 Plan is being submitted for stockholder approval at our 2012 Annual Meeting in order to ensure that future awards may qualify as performance-based compensation under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction that may imposed by Section 162(m) of the Code. A complete description of the material terms of the 2011 Plan is set forth in our stockholder proposal "APPROVAL OF THE 2011 INCENTIVE PLAN" below.

  2010 Stock Plan

        We established the 2010 Stock Plan, originally effective April 16, 2010 and most recently amended on April 1, 2011, referred to herein as the 2010 Plan. No new awards may be granted under the 2010 Plan following our initial public offering; however, awards previously granted and outstanding under the 2010 Plan remain subject to the terms of the 2010 Plan and the applicable award agreement. The purpose of the 2010 Plan is to advance the interests of the Company, and our affiliates and stockholders, by providing incentives to retain and reward participants and motivate them to contribute to our growth and profitability. The 2010 Plan provides for the award of incentive stock options, nonqualified stock options, restricted stock purchase rights, restricted stock units, and restricted stock bonuses.

        Administration.    The 2010 Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has the full and final power and authority to determine the terms of awards under the 2010 Plan, including designating those persons who will receive awards, the types of awards granted, the fair market value of shares of stock or other property, and the restrictions and conditions that may be applicable to each award and underlying shares. Awards under the 2010 Plan are evidenced by award agreements.

        Grant of Awards; Shares Available for Awards.    Generally, awards under the 2010 Plan may be granted to employees, consultants and directors of the Company or any affiliate, other than incentive stock options, which may only be granted to employees. An aggregate of 20,000,000 shares of our Class A common stock (as adjusted to reflect (i) a three-for-one forward stock split completed in August 2010, (ii) a two-for-one forward stock split completed in January 2011 and (iii) a two-for-one forward stock split completed in October 2011), in the aggregate, were reserved for issuance under the 2010 Plan. The number of shares issued or reserved pursuant to the 2010 Plan may be adjusted by the Compensation Committee, as it deems appropriate, as the result of stock splits, stock dividends, and similar changes in our Class A common stock. No new awards can be granted under the 2010 Plan following the completion of our initial public offering in 2011.

        Stock Options.    Under the 2010 Plan, the Compensation Committee may grant participants incentive stock options, which qualify for special tax treatment under United States tax law, as well as nonqualified stock options. The Compensation Committee establishes the duration of each option at the time of grant, with a maximum duration of ten years from the effective date of the grant. The Compensation Committee also establishes any performance criteria or passage of time requirements that must be satisfied prior to the exercise of options. Option grants must have an exercise price that is not less than the fair market value of a share of common stock on the grant date. Payment of the exercise price for shares being purchased pursuant to a stock option may be made in cash or check, or, if the Company permits, by means of a stock tender exercise, a cashless exercise or a net exercise.

        Restricted Stock Awards.    Restricted stock awards under the 2010 Plan may be made in the form of either restricted stock bonuses or restricted stock purchase rights. Restricted stock bonuses are awards of shares that vest in accordance with terms and conditions established by the Compensation Committee. Restricted stock purchase rights are awards of rights to purchase shares that vest in accordance with terms and conditions established by the Compensation Committee; these rights are exercisable for a period established by the Compensation Committee that shall not exceed thirty days from the grant date. Except as otherwise provided by an award agreement, recipients of restricted stock awards have all the rights of stockholders with respect to the underlying shares, including the right to vote such shares and receive dividends on such shares.

        Restricted Stock Units.    Under the 2010 Plan, the Compensation Committee may grant participants restricted stock units, which are units representing the right to receive shares of our common stock, or the cash value of such shares, on a specified date in the future, subject to forfeiture of such right. The Compensation Committee establishes the time or times on which a restricted stock unit will vest and the form of consideration (shares, cash or a combination of both) to be distributed to a participant on settlement.

        Change in Control Provisions.    The Compensation Committee may provide that, in the event of a termination of a participant's service in connection with a change in control, an outstanding award will become fully vested and/or exercisable. In the event of a change in control, the 2010 Plan provides that the surviving entity may assume or continue our rights and obligations under any outstanding award, or may substitute substantially equivalent awards with respect to the surviving entity's stock. The

Compensation Committee may also, in its discretion, determine that an outstanding award may be cashed out in connection with a change in control. A change in control is defined as either (i) a sale of more than 50% of our outstanding stock, a merger or consolidation, or a sale of substantially all of our assets, wherein the Company's stockholders do not retain, immediately after the transaction, in substantially the same proportions as their ownership of shares of voting stock immediately before the transaction, direct or indirect ownership of more than 50% of the total combined voting power of the Company's outstanding voting stock, or (ii) our stockholders' approval of a plan of liquidation or dissolution.

        Compliance with Laws.    The 2010 Plan is designed to comply with all applicable federal, state and foreign securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934. The 2010 Plan and all awards granted thereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code.

        Amendment and Termination.    The Compensation Committee may amend, suspend or terminate the 2010 Plan at any time. However, no amendment that requires the approval of our stockholders shall be made without the approval of the Company's stockholders. In addition, no amendment, suspension, or termination of the 2010 Plan may adversely affect any outstanding awards; provided, however, that the Compensation Committee may amend the 2010 Plan or any award agreement for the purposes of conforming the 2010 Plan or the award agreement to the requirements of law, including the requirements of Section 409A of the Code.

  2008 Stock Option Plan

        We established the 2008 Stock Option Plan, originally effective January 15, 2008, referred to herein as the 2008 Plan. The 2008 Plan was frozen in December 2010; however, option awards previously granted and outstanding under the 2008 Plan remain subject to the terms of the 2008 Plan and the applicable award agreement. The purpose of the 2008 Plan is to advance the interests of the Company and our affiliates and stockholders, by providing incentives to retain and reward participants and motivate them to contribute to our growth and profitability. The 2008 Plan provides for the award of incentive stock options and nonqualified stock options.

        Administration.    The 2008 Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has the full and final power and authority to determine the terms of option awards under the 2008 Plan, including designating those persons who will receive option awards, the number of shares to be subject to each option award, the fair market value of shares of stock or other property, and the restrictions and conditions that may be applicable to each option award and the underlying shares. Awards under the 2008 Plan are evidenced by option award agreements.

        Grant of Option Awards; Shares Available for Awards.    Generally, option awards under the 2008 Plan may be granted to employees, consultants and directors of the Company or any affiliate, other than incentive stock options, which may only be granted to employees. An aggregate of 64,618,500 shares of our Class A common stock (as adjusted to reflect (i) a three-for-one forward stock split completed in August 2010, (ii) a two-for-one forward stock split completed in January 2011 and (iii) a two-for-one forward stock split completed in October 2011), in the aggregate, were reserved for issuance under the 2008 Plan. The number of shares issued or reserved pursuant to the 2008 Plan may be adjusted by the Compensation Committee, as it deems appropriate, as the result of stock splits, stock dividends, and similar changes in our Class A common stock. No new option awards have been granted under the 2008 Plan since it was frozen in December 2010.

        Stock Options.    Under the 2008 Plan, the Compensation Committee granted participants incentive stock options, which qualified for special tax treatment under United States tax law, as well as nonqualified stock options. The Compensation Committee established the duration of each option at the time of grant, with a maximum duration of ten years from the effective date of the grant. The Compensation Committee also established any performance criteria or passage of time requirements that must be satisfied prior to the exercise of options. Incentive stock option grants were required to have an exercise price that was not less than the fair market value of a share of common stock on the grant date, while nonqualified stock option grants were required to have an exercise price that was not less than 85% of the fair market value of a share of common stock on the grant date. Payment of the exercise price for shares being purchased pursuant to a stock option may be made in cash or check, or, if the Company permits, by means of a stock tender exercise, a cashless exercise or a net exercise.

        Change in Control Provisions.    In the event of a change in control, the surviving entity may assume or continue the Company's rights and obligations under any outstanding option award, or may substitute substantially equivalent options with respect to the surviving entity's stock. Options that are neither assumed nor substituted upon a change in control shall terminate and cease to be outstanding as of the date of the change in control. A change in control is defined as either (i) a sale of more than 50% of our outstanding stock, a merger or consolidation, or a sale of substantially all of our assets, wherein the Company's stockholders do not retain, immediately after the transaction, in substantially the same proportions as their ownership of shares of voting stock immediately before the transaction, direct or indirect ownership of more than 50% of the total combined voting power of the Company's outstanding voting stock, or (ii) our stockholders' approval of a plan of liquidation or dissolution.

        Compliance with Laws.    The 2008 Plan was designed to comply with all applicable federal, state and foreign securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934.

        Amendment and Termination.    The Compensation Committee may amend or terminate the 2008 Plan at any time. However, no amendment that requires the approval of our stockholders shall be made without the approval of the Company's stockholders. In addition, no amendment or termination of the 2008 Plan may adversely affect any outstanding options without the participant's consent, unless the amendment or termination is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with applicable law.

  2012 Employee Stock Purchase Plan

        We established the 2012 Employee Stock Purchase Plan (referred to herein as the Purchase Plan) effective January 1, 2012. The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Code. The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire our common shares at a specified discount from the fair market value as permitted by Code Section 423. The Compensation Committee will administer the Purchase Plan and the Board may amend or terminate the Purchase Plan subject to obtaining any required stockholder approval. The Board views the Purchase Plan as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders. The Purchase Plan is being submitted for stockholder approval at our 2012 Annual Meeting as required by the terms of Section 423 of the Code. A complete description of the material terms of the Purchase Plan is set forth in our stockholder proposal "APPROVAL OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN" below.

  401(k) Plan

        Our 401(k) plan, which is generally available to all employees, allows participants to defer amounts of their annual compensation before taxes, up to the maximum amount specified by the Code, which was $16,500 per person for calendar year 2011. Elective deferrals are immediately vested and nonforfeitable upon contribution by the employee.

Compensation and Risk

        The Company has undertaken a risk review of the Company's employee compensation plans and arrangements in which our employees (including our executive officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following: a commission-based incentive program for sales employees that only results in payout based on actual revenue; discretionary bonuses for executive employees that are not solely tied to specific quantitative formulas and may be adjusted for qualitative factors and individual performance; ownership of a large percentage of our shares and equity-based awards by senior management; and our practice of awarding long-term equity grants upon hire to our executives in order to directly tie the executive's expectation of compensation to their contributions to our long-term value of the Company. Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive programs, are not reasonably likely to have a material adverse effect on the Company.

  Director Compensation in 2011

        Prior to the Company's initial public offering, with the exception of cash payments to Messrs. Keywell and Lefkofsky in 2010, we did not pay our non-employee directors any cash compensation for their services as members of our Board (although we did provide occasional grants of equity awards to directors). As described below, we implemented an annual cash and equity compensation program for our non-employee directors effective January 1, 2012. The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2011.

        Andrew Mason, our Chief Executive Officer, received no additional compensation for his services as a director of Groupon. The compensation received by Mr. Mason as an employee of Groupon is shown in the Summary Compensation Table for Fiscal Years 2010 and 2011 set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Peter J. Barris	—	—	—	—
Kevin J. Efrusy	—	—	—	—
Mellody Hobson	—	563,200	—	563,200
Bradley A. Keywell	—	—	—	—
Eric P. Lefkofsky	—	—	—	—
Theodore J. Leonsis	—	—	—	—
Howard Schultz(1)	—	414,252	—	414,252
Jason Fried(2)	—	—	—	—
John R. Walter(2)	—	—	—	—
Harry Weller(2)	—	—	—	—

(1)
Mr. Schultz ceased to be a member of the Board as of April 24, 2012.

(2)
Messrs. Fried, Walter and Weller ceased to be members of the Board as of January 13, 2011.

(2)
As of December 31, 2011, each non-employee director had the following aggregate number of stock awards outstanding, as adjusted for the August 2010, January 2011 and October 2011 stock splits. There were no outstanding stock awards for any other non-employee directors.

Name	Number of Outstanding Stock Options		Number of Outstanding Restricted Stock Units
Mellody Hobson			30,000	(1)
Theodore J. Leonsis	1,200,000
Howard Schultz	120,000	(2)
Jason Fried	829,380

(1)
On June 1, 2011, we granted Ms. Hobson 40,000 restricted stock units upon her appointment to the Board. One-fourth of the restricted stock units were immediately vested on the date of grant and the remainder will vest in equal increments on May 31 of each of 2012, 2013 and 2014, subject to Ms. Hobson's continued service on the Board through each vesting date.

(2)
On February 1, 2011, we granted Mr. Schultz 120,000 stock options upon his appointment to the Board. One-fourth of the stock options were immediately vested on the date of grant and the remainder was scheduled to vest in equal increments on May 31 of each of 2012, 2013 and 2014, subject to Mr. Schultz's continued service on the Board through each vesting date. Mr. Schultz resigned from the Board on April 24, 2012 and therefore forfeited the 90,000 shares which were unvested as of that date.
(3)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of stock options and restricted stock units granted in 2011. Assumptions used in the calculation of these amounts for 2011 are set forth in Note 10 to Groupon's audited financial statements for the year ended December 31, 2011 included in Groupon's Annual Report on Form 10-K.

Components of Director Compensation

  Cash Compensation

        Effective January 1, 2012, Groupon provides its non-employee directors with the following cash compensation:

  •
  an annual retainer of $100,000 paid quarterly; and

  •
  an additional annual retainer of $5,000 to the Chairs of each Board Committee

        Groupon also pays or reimburses non-employee directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Groupon business meetings.

        Beginning in 2012, under our Non-Employee Directors' Compensation Plan (a sub-plan of the 2011 Plan), each non-employee director can elect to defer zero to 100% of the annual cash retainer and zero to 100% of the additional annual Committee retainer into an award of Deferred Stock Units. The number of Deferred Stock Units to be awarded is determined by dividing the amount of the cash retainer to be exchanged by the fair market value of a share of Class A common stock as of the date on which the cash retainer would otherwise have been paid. Deferred Stock Units are fully vested upon issuance and will be distributed following the later of (i) a non-employee director's separation from service or (ii) the occurrence of a specified date as elected by the non-employee director in his or her deferral election form. Distributions are made in the form of shares.

  Grant of Restricted Stock Units

        Effective January 1, 2012, Groupon also provides its non-employee directors with the following restricted stock unit grants under our Non-Employee Directors' Compensation Plan:

  •
  an annual restricted stock unit grant valued at $100,000; and

  •
  an additional annual restricted stock unit grant valued at $5,000 to the Chairs of each Board Committee.

        Each non-employee director will receive the annual grant of restricted stock units on the date of our annual meeting of stockholders which will vest 25% on the first anniversary of the annual meeting of the stockholders and 1/16th will vest on each subsequent quarterly anniversary thereafter as long as the non-employee director remains on the Board on each vesting date. The number of restricted stock units to be granted will be determined by dividing the dollar amount of the grant by the fair market value of a share of our Class A common stock on the date of grant.

        In the event a newly-elected or appointed non-employee director becomes an eligible participant under the plan following the date of the annual meeting of stockholders but during the same calendar year as the annual meeting of stockholders, the Board may, in its sole discretion, grant such non-employee director a pro-rated restricted stock unit award with respect to his or her service during the remainder of the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2011, the Compensation Committee consisted of Peter Barris, Kevin Efrusy, Mellody Hobson and Bradley Keywell. Ms. Hobson joined the Compensation Committee in October 2011. All members of the Committee were independent directors, and no member was an employee or former employee of Groupon. During fiscal year 2011, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Compensation Committee Peter Barris (Chair) Kevin Efrusy Mellody Hobson Bradley Keywell

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT

        The Audit Committee serves as the representative of the Board with respect to its oversight of:

  •
  our accounting and financial reporting processes and the audit of our financial statements;

  •
  the integrity of our financial statements;

  •
  our internal controls;

  •
  our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

  •
  the independent registered public accounting firm's appointment, qualifications and independence; and

  •
  the performance of our internal audit function.

        The Audit Committee also reviews the performance of our independent registered public accounting firm, Ernst & Young LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm's fees.

        The Audit Committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The Audit Committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our 2011 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board.

        Our management has primary responsibility for preparing our financial statements and for our financial reporting process. In addition, our management is responsible for establishing and maintaining adequate internal control over financial reporting.

        The Audit Committee reports as follows:

          (1)   The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2011 with our management.

          (2)   The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X.

          (3)   The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with Ernst & Young LLP its independence, including whether the provision of non-audit services to us is compatible with its independence.

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for us.

        Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Groupon's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC. The Audit Committee also has selected Ernst & Young as the independent registered public accounting firm for fiscal year 2012. The Board recommends that stockholders ratify this selection at the Annual Meeting.

        The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

Audit Committee
Theodore Leonsis (Chair)
Kevin Efrusy

 FEES BILLED BY ERNST & YOUNG

        The following table presents fees billed for professional audit services rendered by Ernst & Young for the audit of Groupon's annual financial statements for the years ended December 31, 2011 and 2010, and fees billed for other services rendered by Ernst & Young during those periods.

Year Ended December 31	2011	2010
Audit Fees	$10,420,000	$1,570,000
Tax Fees	$480,000	0
All Other Fees	0	0
Total	$10,900,000	$1,570,000

Audit Fees

        Audit fees of Ernst & Young LLP for the 2011 and 2010 fiscal years include the aggregate fees incurred for the audits of the Company's annual consolidated financial statements, and audit and review services rendered in connection with other regulatory or statutory filings, for which we have engaged Ernst & Young LLP.

Tax Fees

        These fees consist of global tax return compliance and tax fees related to advisory work with respect to the Company's restricted stock unit (RSU) awards and share-based compensation arrangements.

        The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year. This pre-approval policy is part of the Audit Committee charter, available on our website at http://investor.groupon.com.

PROPOSALS TO BE VOTED ON AT THE MEETING

ELECTION OF DIRECTORS

        Our Board of Directors has eight members, and below is a list of director nominees for election at the Annual Meeting to hold office until the next annual meeting of stockholders. The nominees were evaluated and recommended by the Nominating and Governance Committee in accordance with its charter and our Corporate Governance Guidelines. For additional information about the nominees and their qualifications, please see "Our Director Nominees."

        Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director Since	Position	Independent
Eric P. Lefkofsky	42	2006	Co-Founder and Executive Chairman of the Board
Peter J. Barris	59	2008	Director	•
Robert J. Bass	62		Director (nominee)	•
Daniel T. Henry	62	2012	Director	•
Mellody Hobson	42	2011	Director	•
Bradley A. Keywell	42	2006	Co-Founder and Director	•
Theodore J. Leonsis	55	2009	Director	•
Andrew D. Mason	31	2006	Co-Founder, CEO and Director

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2012. During 2011, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Groupon and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

        Ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for the year ending December 31, 2012 requires the affirmative votes of a majority of the votes of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Ernst & Young LLP.

        Our Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the Company's registered accounting firm for the fiscal year ended December 31, 2012.

 ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION

        As required by Section 14A of the Securities and Exchange Act of 1934, we are asking for your advisory vote to approve the following resolution (the "say-on-pay" resolution):

  "Resolved, that the stockholders approve, in a nonbinding vote, the compensation of the company's Named Executive Officers, as disclosed in this Proxy Statement."

        We are asking that stockholders vote to support the foregoing "say on pay" resolution, for the following reasons:

  Pay for Performance

        To date, we have designed our compensation practices such that a significant portion of the Named Executive Officers' total pay package consists of equity-based awards, and therefore the value of the pay packages are tightly correlated with Groupon's long-term performance.

  Sound Design

        We designed our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through compensation that:

  •
  Enables us to recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term value creation strategies;

  •
  Provides a substantial portion of each executive's compensation in components that are directly tied to the long-term value and growth of the Company;

  •
  Rewards both Company and individual performance and achievement;

  •
  Ensures that our pay structure does not encourage unnecessary and excessive risk taking; and

  •
  Ensures that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

        Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION

        As required by Section 14A of the Securities and Exchange Act on 1934, we are seeking your advisory vote on how often the Company should hold a say-on-pay vote. You may specify whether you prefer the vote to occur every year, two years, three years, or may abstain from voting on this proposal. The Board recommends that future say-on-pay votes occur every year. Stockholders will have an opportunity to cast an advisory vote on the frequency of the say-on-pay vote at least every six years.

Statement in Support

        Because we are a newly public company, and because we have a limited operating history, we believe that our compensation practices will be subject to frequent review and revision by the Board and the Compensation Committee. Accordingly, we welcome the opportunity to have our compensation reviewed and voted upon by our stockholders on an annual basis.

        Although the vote is non-binding, the Board and the Compensation Committee will consider the vote results in determining the frequency of future say-on-pay votes. The Company will announce its decision on the frequency of say-on-pay votes in a Form 8-K filed with the SEC no later than 150 days after the Annual Meeting. In the future, the Board may change the vote frequency based on the nature of the Company's compensation programs, input from our stockholders, and the Board's views on the best way to obtain meaningful stockholder input.

        Our Board of Directors recommends a vote for holding a non-binding, advisory vote to approve the compensation of our Named Executive Officers on an ANNUAL basis.

 APPROVAL OF THE 2011 INCENTIVE PLAN

        We are requesting that our stockholders approve the Groupon, Inc. 2011 Incentive Plan (the "2011 Plan"), which was established effective August 17, 2011. The 2011 Plan is being submitted for stockholder approval in order to ensure that future awards may qualify as performance-based compensation under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction that may imposed by Section 162(m) of the Code. The purpose of the 2011 Plan is to advance the interests of the Company and its subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in the Company. The 2011 Plan provides for the award of incentive stock options, nonqualified stock options, stock appreciation rights, cash incentive awards, and a variety of full value awards (including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares, and performance share units). Please note that approval of this proposal will not result in any increase to the number of shares available for issuance under the 2011 Plan.

        The following is a summary of the material features of the 2011 Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2011 Plan and is qualified in its entirety by the copy of the 2011 Plan which is attached as Appendix A.

        Purpose of the 2011 Plan.    The 2011 Plan provides a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Groupon through the acquisition of a larger personal financial interest in Groupon.

        Eligible Award Recipients.    Officers and other employees of Groupon, as well as non-employee directors and consultants, independent contractors and agents to Groupon are eligible to participate in the 2011 Plan. As of April 30, 2012, approximately 12,500 employees, non-employee directors and consultants, independent contractors, and agents of Groupon were eligible to participate in the 2011 Plan.

        Administration.    The 2011 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the 2011 Plan, to determine the terms thereof, to interpret the provisions of the 2011 Plan and to take action as it deems necessary or advisable for the administration of the 2011 Plan. The Compensation Committee may provide a limited delegation of authority to Groupon's management to approve certain awards under the 2011 Plan.

        Number of Authorized Shares.    The 2011 Plan provides for awards during the term of the 2011 Plan with respect to a maximum of 50 million Class A common shares (adjusted for a 2 for 1 forward stock split in October 2011), plus any shares that were unissued under the 2010 Plan, subject to adjustment as described below (the "Share Pool"). Under the terms of the 2011 Plan, up to 30 million shares may be granted as incentive stock options ("ISOs") (discussed below). The maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 1,000,000. The number and class of shares available under the 2011 Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the

Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Groupon to preserve the benefits or potential benefits of the awards. To the extent that an award under the 2011 Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Groupon will be available for future grants under the 2011 Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Groupon or a subsidiary or affiliate or with which Groupon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any one calendar-year period. Shares subject to an award under the 2011 Plan may not again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; and (ii) shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to an outstanding award.

        Type of Awards.    The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) ISOs; (ii) nonstatutory stock options ("NSOs"); (iii) share-settled or cash-settled stock appreciation rights ("SARs"); (iv) restricted stock and restricted stock units; and (v) cash incentive awards.

        Options and Stock Appreciation Rights.    The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards or SARs not in conjunction with other awards. The exercise price per share of an option will in no event be less than 100% of the fair market value per share of Groupon's Class A common stock underlying the award on the date of grant and may be exercised on a "net exercise" basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a tandem SAR cannot be less than the exercise price of the underlying option, and (ii) the exercise price of a freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a share of Class A common stock on the grant date. Without the approval of stockholders, Groupon will not amend or replace previously granted options or SARs in a transaction that constitutes a "repricing" within the meaning of the rules of the NASDAQ.

        The Compensation Committee will set the terms and conditions of vesting and exercise for options and SARs, and the Compensation Committee will determine the methods by which an option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Class A common stock as of the date of exercise over (ii) the exercise price of the shares covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

        Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the grant date.

        Restricted Stock and Restricted Stock Units.    The Compensation Committee may grant full value shares in the form of restricted stock or restricted stock units to participants. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock or restricted stock units subject to continued employment, passage of time and/or performance conditions as deemed appropriate by the Compensation Committee; provided, however, that the grant, issuance, retention, vesting and/or settlement of an award of restricted stock or restricted stock units that is based solely on continued employment or the passage of time will vest over a period of not less than one year from the grant date (but such vesting may occur ratably over the one-year period). This minimum vesting condition will not apply if the participant dies, becomes disabled or retires, or in connection with a change-in-control of Groupon.

        Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the 2011 Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights.

        Cash Incentive Awards.    The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant's performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

        Code Section 162(m).    Under Section 162(m) of the Code, following the earlier of (i) the material modification of the 2011 Plan or (ii) our 2015 Annual Meeting, Groupon may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our principal executive officer and each of our other three most highly compensated executive officers (other than our principal executive officer or our principal financial officer) who are employed by us on the last day of our taxable year. However, amounts that qualify as "performance-based compensation" are not counted toward the $1 million limit. Groupon anticipates that stock options and SARs granted under the 2011 Plan will generally satisfy the requirements for "performance-based compensation" as that term is used in Code Section 162(m). The Compensation Committee may grant full value awards as "performance-based compensation" that is conditioned upon the achievement of one or more performance goals under the 2011 Plan. However, the actual tax treatment of such awards will depend on the satisfaction of the requirements of Code Section 162(m). One such requirement is that the performance goal criteria must be approved by Groupon's stockholders. Approval of the 2011 Plan will constitute approval of the performance goal criteria set forth therein and described below. Nothing in this proposal precludes granting awards that are not intended to qualify for tax deductibility under Code Section 162(m).

        Performance-Based Compensation.    If the Compensation Committee specifies that any full value award of restricted stock or restricted stock units or any cash incentive award is intended to qualify as "performance-based compensation" under Code Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of one or more pre-established performance goals in accordance with the provisions of Section 162(m) and the related regulation, as more fully described below. Achievement of performance goals will be measured over a performance period, as specified by the Compensation Committee. Each performance goal will be established not later than the earlier of (i) ninety days after the beginning of any performance period applicable to such award or (ii) the time that 25% of such performance period has elapsed. The Compensation Committee has the discretion to reduce the amount of a settlement otherwise to be made. The Compensation Committee will specify the circumstances in which performance-based awards will be paid or forfeited in the event of the participant's death or disability, in connection with a change of control or, subject to the achievement of the performance goals during the performance period, as described above in the discussion of restricted stock and restricted stock units, in connection with any other termination of employment prior to the end of a performance period or settlement of such awards.

        For purposes of the 2011 Plan, a "performance goal" means a performance target based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin;

(iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders' equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; or (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like.

        In each case, performance may be measured (i) on an aggregate or net basis; (ii) before or after tax or cumulative effect of accounting changes; (iii) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (iv) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee; provided that the Compensation Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in financial results filed with or furnished to the SEC.

        For awards intended to be "performance-based compensation," the grant of the awards and the establishment of the performance measures will be made during the period required under Code Section 162(m). The maximum amount payable pursuant to any cash incentive award under the 2011 Plan that is intended to be "performance-based compensation" to any participant in any calendar year is $5,000,000.

        Certain Events of Forfeiture.    The Compensation Committee has the discretion to add forfeiture provisions to any grant under the 2011 Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

        Change in Control.    In the event of a change in control of Groupon, the Board of Directors has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied.

        Clawback Policy.    Any compensation earned or paid under the 2011 Plan is subject to forfeiture, recovery by Groupon, or other action pursuant to any clawback or recoupment policy which Groupon may adopt from time to time, including without limitation any such policy which Groupon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

        Adjustments to Shares.    In the event there is a change in the capital structure of Groupon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee's sole discretion) in the number of shares and forms of the awards authorized to be granted under the 2011 Plan, including any limitation imposed on the number of shares with respect to which an award may be granted in the aggregate under the 2011 Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

        Tax Withholding and Tax Offset Payments.    The Compensation Committee is authorized to withhold from awards and related payments (including Class A common stock distributions) amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding Class A common stock or other property (including Class A common stock) to satisfy such withholding requirements or by taking certain other actions. Groupon can delay the delivery to a participant of Class A common stock under any award to allow it to determine the amount of withholding to be collected and to collect and process such withholding.

        Term of 2011 Plan.    Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the 2011 Plan will terminate on the date that is ten years after the date upon which the Board of Directors adopted the 2011 Plan.

        Amendment and Termination.    The Board may suspend, amend or terminate the 2011 Plan; provided, however, that Groupon's stockholders will be required to approve any amendment (i) to the extent required by law or the NASDAQ rules; or (ii) that would alter the 2011 Plan's provisions restricting Groupon's ability to grant options and SARs with an exercise price that is not less than the fair market value of the underlying options or SARs with an exercise price that is not less than the fair market value of the underlying Class A common stock.

        Awards granted prior to a termination of the 2011 Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2011 Plan will adversely affect the rights of a participant in awards previously granted without such participant's consent.

        Certain Federal Income Tax Consequences.    The following is a general description of certain significant United States federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to Groupon and participants in connection with awards under the 2011 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

        The grant of options under the 2011 Plan will not, in itself, result in the recipient of the option realizing taxable income or Groupon realizing an income tax deduction. However, the transfer of shares to an option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Groupon, depending upon whether such option is a NSO or an ISO.

        The exercise of a NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Groupon, in the amount equal to the excess of fair market value of the shares received at the time of exercise over the exercise price. Any gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

        In general, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Groupon.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of shares acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Groupon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Groupon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Groupon.

        A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

        Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

        Assuming compliance with the applicable reporting requirements, Groupon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Groupon. The amount of cash received or the then-current fair market value of shares received upon vesting of the restricted stock unit is taxable to the recipient as ordinary income and deductible by Groupon.

        The granting of full value awards (such as restricted stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Groupon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares received, and a corresponding tax deduction by Groupon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Groupon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction.

        Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2011 Plan in connection with a "change of control" may be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Groupon would be denied a tax deduction for the excess parachute payment.

What benefits will be received by our directors, officers and employees under the 2011 Plan?

New Plan Benefits

        Other than the annual grant of restricted stock units and the award of deferred stock units to our non-employee directors under our Non-Employee Directors' Compensation Plan (as set forth in the table below), equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the 2011 Plan cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past to our executives under the 2010 Plan and 2011 Plan, see the Grants of Plan-Based Awards in Fiscal Year 2011 table and the Outstanding Equity Awards at 2011 Fiscal Year-End table.

Name and Position	Dollar Value of RSUs		Number of RSUs		Dollar Value of Deferred Stock Units		Number of Deferred Stock Units
Executive Group	N/A		N/A		N/A		N/A
Non-Employee Director Group	$700,000	(1)	58,527	(2)	$700,000	(3)	58,527	(4)
Non-Executive Officer Employee Group	N/A		N/A		N/A		N/A

(1)
For 2012, each of our non-employee directors will receive a restricted stock unit award equal in value to $100,000 on the grant date, exclusive of Committee Chair retainer.

(2)
Estimated, using the closing price per share of Class A common stock of $11.96 on April 24, 2012 (solely for purposes of demonstration).

(3)
Calculated based on the percentage of each non-employee director's annual cash retainer that he or she elected to defer into a quarterly award of deferred stock units for 2012.

(4)
Estimated, using the closing price per share of Class A common stock of $11.96 on April 24, 2012 (solely for purposes of demonstration).

What happens if the 2011 Plan does not receive stockholder approval?

        An unfavorable vote for this proposal would disallow any future tax deductions for certain executive compensation in excess of $1 million paid to our principal executive officer and each of our other three most highly compensated executive officers (other than our principal executive officer or our principal financial officer). A favorable vote for this proposal would allow us to continue to deduct certain executive compensation in excess of $1 million paid to these executive officers and provide us with potentially significant future tax benefits and associated cash flows.

 What is the voting requirement to approve this proposal?

        Approval of this proposal will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the annual meeting and entitled to be voted on this proposal. Abstentions will be included in the number of shares present and entitled to vote on this proposal and, accordingly, will have the effect of a vote "AGAINST" this proposal. Broker non-votes will not be considered as present and entitled to vote on this proposal. Therefore, a broker non-vote will not be counted and will have no effect on this proposal other than to reduce the number of affirmative votes required to approve this proposal.

How does the Board of Directors recommend that I vote?

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE GROUPON, INC. 2011 INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE CODE.

 APPROVAL OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN

        We are requesting that our stockholders approve the Groupon, Inc. 2012 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by our Board of Directors on December 13, 2011, subject to stockholder approval. The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Code. The purpose of the Purchase Plan is to provide eligible employees of Groupon and its participating affiliates with the opportunity to acquire a proprietary interest in Groupon through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code Section 423. The Board views the Purchase Plan as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders.

        Under the Purchase Plan, our employees will have an opportunity to acquire our Class A common shares at a specified discount from the fair market value as permitted by Code Section 423. The Compensation Committee will administer the Purchase Plan and the Board may amend or terminate the Purchase Plan subject to obtaining any required stockholder approval.

        The following is a summary of the material features of the Purchase Plan. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by the copy of the Purchase Plan which is attached as Appendix B.

Administration

        The Purchase Plan will be administered by the Compensation Committee of our Board. Such committee, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by Groupon without charge to participants.

Common shares subject to the Employee Stock Purchase Plan

        10,000,000 shares of our common stock have been reserved for issuance under the Purchase Plan over the term of the Purchase Plan. The shares may be made available from authorized but unissued shares of our common stock. Any shares issued under the Purchase Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Purchase Plan.

        During any one calendar year, a participant may not purchase more than $25,000 of our common stock pursuant to the Purchase Plan, as measured using the fair market value of our shares on the opening date of the offering period, and a participant will not be granted a purchase right if, immediately after the purchase right grant, the participant would own or would be able to own 5% or more of the total voting power or value of all classes of our stock (or any parent corporation or subsidiary corporation). In addition, in each offering period, any one participant may not purchase more than a specified number of shares. The Purchase Plan has initially established this limit at 5,000 shares per offering period subject to future changes by the Compensation Committee.

        Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Purchase Plan at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

        In the event that any change is made to the outstanding shares of our common stock by reason of any recapitalization, reincorporation, stock split, stock dividend or other change in corporate structure without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Purchase Plan, (ii) the maximum number and/or class of securities purchasable per participant per offering period and (iii) the number and/or class of securities subject to each outstanding purchase right and the purchase price payable per share.

Eligibility and participation

        Generally, any employee of the Company (including any employee directors and executive officers) or any participating parent or subsidiary corporation (including any corporation, which subsequently becomes a participating corporation at any time during the term of the Purchase Plan) and who is so employed at the beginning of an offering period will be eligible to participate in the Purchase Plan for as long as he or she remains an eligible employee. Individuals employed outside the United States are subject to similar eligibility restrictions, unless prohibited by the laws of the jurisdiction in which they are employed. The Purchase Plan also authorizes the establishment of addenda (rules, procedures or sub-plans) in order to facilitate participation in the Purchase Plan by eligible employees residing outside the United States. As required by Section 423 of the Code, participants in the Purchase Plan will generally all have the same rights and privileges. The Purchase Plan allows the Company to exclude certain categories of employees from participation in accordance with Code Section 423. As of April 30, 2012, approximately 3,150 employees were eligible to participate in the Purchase Plan.

Offering periods and purchase dates

        Shares of our common stock will be offered under the Purchase Plan through a series of offering periods, each with a maximum duration of twenty-seven months. Offering periods will generally commence on the first trading day of January and July each year and purchases of shares for such offering period will generally occur six months later on the last trading day of June and December each year. The Purchase Plan initially has established offering periods with a duration of six months and the initial offering period is expected to commence in July 2012 assuming that stockholder approval of this proposal is obtained. Each participant's purchase right is granted on the first day of the offering period and will be automatically exercised on the last trading day of each such semi-annual offering period. However, the Compensation Committee has the discretionary authority to change the frequency and duration of the offering periods and purchase periods that occur within an offering period.

        Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for each purchase period by the purchase price in effect for that offering period.

Purchase price

        The purchase price of the common stock acquired on each purchase date is a designated percentage (which will be determined by the Compensation Committee but will in no event be less than 85% of the lower of (i) the closing selling price per share of our common stock (as reported by the New York Stock Exchange) on the date the offering period begins or (ii) the closing selling price per share of our common stock on the date of purchase of the shares (as reported by NASDAQ)). The Purchase Plan has initially established that the purchase price will be equal to 85% of the lesser of (i) the closing selling price per share of our common stock on the date the offering period begins or (ii) the closing selling price per share of our common stock on the date of purchase of the shares. However, the Compensation Committee has the discretionary authority to change the purchase price discount formula. As of April 24, 2012, the closing selling price per share of our common stock as reported by NASDAQ was $11.96.

Payroll deductions and stock purchases

        Each participant may authorize periodic payroll deductions in any multiple of 1% of his or her eligible earnings each offering period (up to a maximum of 20% of eligible earnings each offering period). A participant may also change his/her rate of payroll deductions during an offering period as permitted by the Purchase Plan. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. Participants are permitted to make other approved contributions prior to a purchase date in certain non-U.S. jurisdictions where payroll deductions are prohibited by law. For purposes of the Purchase Plan, eligible earnings generally include base salary, bonuses, commissions and overtime pay.

Termination of purchase rights

        A participant may stop contributions to the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of common stock on the next scheduled purchase date. A participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

Assignability

        No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

Change in control

        In the event the Company is liquidated, dissolved or experiences a change in control, all outstanding purchase rights will automatically be exercised prior to the effective date of such event (if such purchase rights are not being assumed by the acquirer).

 Amendment and termination

        Assuming the Purchase Plan is approved by our stockholders, the Purchase Plan will terminate upon the earlier of (i) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (ii) a date specified by our Board. No further stock purchases or grants of stock purchase rights will occur after the Purchase Plan is terminated.

        The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

U.S. federal income tax consequences

        The following is a summary of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

        The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the Purchase Plan.

        If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing selling price of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

New plan benefits

        The benefits to be received by our executive officers, directors and employees as a result of the proposed approval of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 10,000,000 share allocation for which stockholder approval is sought under this proposal.

 What is the voting requirement to approve this proposal?

        Approval of this proposal will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the annual meeting and entitled to be voted on Proposal. Abstentions will be included in the number of shares present and entitled to vote on this proposal and, accordingly, will have the effect of a vote "AGAINST" this proposal. Broker non-votes will not be considered as present and entitled to vote on this proposal. Therefore, a broker non-vote will not be counted and will have no effect on this proposal other than to reduce the number of affirmative votes required to approve this proposal.

How does the Board of Directors recommend that I vote?

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE GROUPON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2011, including our 2008 Stock Option Plan, our 2010 Stock Plan and our 2011 Incentive Plan. No warrants are outstanding under any of the foregoing plans. We refer to these plans and grants collectively as our Equity Compensation Plans.

        As of April 26, 2012, there were 645,615,811 shares of Groupon's common stock outstanding. As of April 26, 2012, there were (1) 17,592,706 shares to be issued upon the exercise of outstanding options under our Equity Compensation Plans at a weighted average exercise price of $1.11, and with a weighted average remaining life of 8 years, and (2) 18,564,537 shares of restricted stock, restricted stock units, and deferred stock units granted and outstanding under our Equity Compensation Plans. As of April 26, 2012, there were 42,307,686 shares available for future grants under our Equity Compensation Plans.

        The following table gives information about our Equity Compensation Plans as of December 31, 2011:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	29,815,557	(1)	$1.12	(2)	50,559,387
Equity compensation plans not approved by security holders	0		$—		0
Total	29,815,557		$1.12		50,559,387

(1)
This amount includes 17,870,713 shares that may be issued in connection with outstanding stock options and 11,944,844 shares that may be issued in connection with stock awards.

(2)
Indicates a weighted average price for 17,870,713 outstanding options under our 2008 Stock Option Plan and our 2010 Stock Plan.

 PROPOSALS OF STOCKHOLDERS FOR 2013 ANNUAL MEETING

        Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's annual meeting must submit their proposals so that they are received at Groupon's principal executive offices no later than the close of business (5:30 p.m. Central Time) on January 10, 2013. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

        In order to be properly brought before the 2013 annual meeting of stockholders, a stockholder's notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of Groupon at its principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the on which Groupon first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year's annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 10, 2013, and no later than the close of business (5:30 p.m. Central Time) on February 10, 2103, unless our Annual Meeting date occurs more than 30 days before or 60 days after June 19, 2013. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2013 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

        To be in proper form, a stockholder's notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Groupon will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

        Notices of intention to present proposals at the 2013 annual meeting of stockholders must be addressed to: Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 620, Chicago, Illinois 60654. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DATED: Chicago, Illinois, April 30, 2012.

Annex A

GROUPON, INC. 2011 INCENTIVE PLAN

SECTION 1
General

        1.1    Purpose.    Groupon, Inc., a Delaware corporation ("Groupon"), has established the Plan to advance the interests of Groupon and the Subsidiaries (collectively, the "Company") by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Groupon.

        1.2    Effect on Prior Plan.    No further awards will be made under the GROUPON, INC. 2010 Stock Plan, as amended from time to time (the "2010 Plan"), following the Effective Date and the consummation of Groupon's initial public offering.

SECTION 2
Defined Terms

        The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

        (a)   "Affiliate" will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

        (b)   "Agreement" will have the meaning set forth in subsection 9.9.

        (c)   "Approval Date" means the date on which the Plan is approved by Groupon's stockholders.

        (d)   "Award" means any award described in Sections 6 through 8 of the Plan.

        (e)   "Beneficiary" means, unless otherwise provided in the award agreement, the person(s) or entity designated by the Participant in the most recent written beneficiary designation form filed with the Company or its designee to receive the benefits under a Participant's Award specified under the Plan upon the Participant's death; or, if there is no designated beneficiary or surviving designated beneficiary, the legal representative of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award.

        (f)    "Board" means the Board of Directors of Groupon.

        (g)   "Cash Incentive Award" has the meaning set forth in subsection 8.1.

        (h)   "Change in Control" means the occurrence of any of the following

          (1)   an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of Groupon immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of Groupon were transferred (the "Transferee"), as the case may be; or

          (2)   approval by the stockholders of a plan of complete liquidation or dissolution of Groupon;

  provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (1) or (2) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own Groupon or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of Groupon or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

  For purposes of this definition, an "Ownership Change Event" means the occurrence of any of the following with respect to Groupon: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Groupon of securities of Groupon representing more than fifty percent (50%) of the total combined voting power of Groupon's then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which Groupon is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Groupon (other than a sale, exchange or transfer to one or more Subsidiaries).

  For purposes of this definition, an "Incumbent Director" means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of Groupon).

        (i)    "Code" means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

        (j)    "Committee" has the meaning set forth in subsection 4.1.

        (k)   "Effective Date" has the meaning set forth in subsection 9.1.

        (l)    "Eligible Individual" means any officer, director, or other employee of Groupon or a Subsidiary, consultants, independent contractors or agents of Groupon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Groupon or a Subsidiary, including in each case, directors who are not employees of Groupon or a Subsidiary.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Expiration Date" has the meaning set forth in subsection 6.9.

        (o)   "Fair Market Value" of a Share means, as of any date on which the Shares are listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of a Share as reported on such national or regional securities exchange or quotation system. For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold. If, as of any date, Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

        (p)   "Full Value Award" has the meaning set forth in subsection 7.1(a).

        (q)   "Incentive Stock Option" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422 of the Code.

        (r)   "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        (s)   "Option" has the meaning set forth in subsection 6.1(a).

        (t)    "Outside Director" means a director of Groupon who is not an officer or employee of Groupon or any Subsidiary.

        (u)   "Participant" will have the meaning set forth in Section 3.

        (v)   "Performance-Based Compensation" will have the meaning set forth in subsection 7.3.

        (w)  "Performance Criteria" means performance targets based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders' equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.

        (x)   "Person" will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Groupon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Groupon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Groupon in substantially the same proportions as their ownership of stock of Groupon.

        (y)   "Plan" means this Groupon, Inc. 2011 Incentive Plan, as it may be duly amended from time to time.

        (z)   "SAR" or "Stock Appreciation Right" has the meaning set forth in subsection 6.1(b).

        (aa) "Share" means a share of Class A common stock, $0.0001 par value, of Groupon.

        (bb) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Groupon (or by any entity that is a successor to Groupon), and any other business venture designated by the Committee in which Groupon (or any entity that is a successor to Groupon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, "Subsidiary" means a corporation that is a subsidiary of Groupon within the meaning of Section 424(f) of the Code.

        (cc) "Substitute Award" means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

        (dd) "Termination Date" means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a "Termination Date" will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Groupon or the Subsidiary which was the recipient of the Participant's services; and provided, further that, with respect to an Outside Director, "Termination Date" means date on which the Outside Director's service as an Outside Director terminates for any reason.

SECTION 3
Participation

        Subject to the terms and conditions of the Plan, a "Participant" in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Groupon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Groupon or any Subsidiary.

SECTION 4
Committee

        4.1    Administration By Committee.    The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the "Committee") in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        4.2    Selection of Committee.    So long as Groupon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan that is intended to constitute Performance-Based Compensation (including Options and SARs) will be granted by a Committee consisting solely of two or more "outside directors" within the meaning of Section 162(m) of the Code and applicable regulations; provided, however, that as of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Compensation Committee of the Board.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

        4.3    Powers of Committee.    The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

          (a)   Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual's present and potential contribution to Groupon's or a Subsidiary's success and such other factors as the Committee deems relevant.

          (b)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

          (c)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e)   Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

        4.4    Delegation by Committee.    Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as "officers" under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

        4.5    Information to be Furnished to Committee.    The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual's employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        4.6    Liability and Indemnification of Committee.    No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Groupon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Groupon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Groupon against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5
Shares Reserved and Limitations

        5.1    Shares and Other Amounts Subject to the Plan.    The Shares for which Awards may be granted under the Plan will be subject to the following:

          (a)   The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Groupon as treasury shares, including shares purchased in the open market or in private transactions.

          (b)   Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to Fifty Million (50,000,000) Shares, plus all Shares that are or become available for issuance under the 2010 Plan following the consummation of Groupon's initial public offering (the "Share Pool"). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan will again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; and (ii) Shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to outstanding Awards.

          (c)   Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f).

          (d)   Except as expressly provided by the terms of this Plan, the issuance by Groupon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefore or upon conversion of shares or obligations of Groupon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

          (e)   Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be Thirty Million (30,000,000); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

          (f)    The maximum number of Shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to this Plan will be One Million (1,000,000). For purposes of this subsection 5.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

        5.2    Adjustments to Shares.    In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee's sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6
Options and SARS

        6.1    Definitions.

          (a)   The grant of an "Option" under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Groupon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

          (b)   A grant of a "stock appreciation right" or "SAR" entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

          (c)   An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

        6.2    Eligibility.    The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

        6.3    Agreement.    Each grant of an Option or a SAR under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Option or SAR will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical. With respect to Options, the Agreement will also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

        6.4    Limits on Incentive Stock Options.    If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.

        6.5    Exercise Price.    The "Exercise Price" of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, (a) in no event will such price be less than 100% of the Fair Market Value of a Share on such date and (b) no Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Share on such date.

        6.6    Exercise/Vesting.    Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

          (a)   An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Groupon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

          (b)   No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

          (c)   The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant's death, disability, retirement, or involuntary termination or in connection with a change in control).

        6.7    Method of Exercise; Payment of Exercise Price.    A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.

        6.8    Post-Exercise Limitations.    The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

        6.9    No Repricing.    Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Groupon's stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding

Option or SAR granted under the Plan be surrendered to Groupon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Groupon's stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

        6.10    Expiration Date.    The "Expiration Date" with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange). No Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the expiration of five (5) after the effective date of grant of such Option.

SECTION 7
Full Value Awards

        7.1    Definitions.

        A "Full Value Award" is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

          (a)   The grant may be in consideration of a Participant's previously performed services, or surrender of other compensation that may be due.

          (b)   The grant may be contingent on the achievement of performance or other objectives during a specified period.

          (c)   The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

          (d)   The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

        7.2    Agreement.    Each grant of a Full Value Award under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Full Value Award will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical.

        7.3    Performance-Based Full Value Awards.    Any Full Value Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under Section 162(m) of the Code, then to the extent required by Section 162(m), any Full Value Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations and other guidance under Section 162(m) of the Code), and will be established in writing by the Committee not later than

  90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Full Value Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 7.3(b), such exercise of discretion may not result in an increase in the amount of the payment unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Full Value Award will become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

        Nothing in this Section 7 will preclude the Committee from granting Full Value Awards under the Plan or the Committee, Groupon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 8
Cash Incentive Awards

        8.1    Grant of Cash Incentive Awards.    Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee ("Cash Incentive Award"). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee's discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Agreement pertaining to the grant of the Award.

        8.2    Performance-Based Cash Incentive Awards.    Any Cash Incentive Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under Section 162(m) of the Code, then to the extent required by Section 162(m), any Cash Incentive Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations under Section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Cash Incentive Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 8.2, such exercise of discretion may not result in an increase in the amount of the payment, unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Cash Incentive Award will become vested without regard to whether the Cash Incentive Award would be Performance-Based Compensation.

          (d)   The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is Five Million ($5,000,000).

        Nothing in this Section 8 will preclude the Committee from granting Cash Incentive Awards under the Plan or the Committee, Groupon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 8 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to any Cash Incentive Award that is not intended to constitute Performance-Based Compensation. Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.

SECTION 9
Operation and Administration

        9.1    Effective Date and Approval Date.    The Plan will be effective as of the date it is adopted by the Board (the "Effective Date"). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.

        9.2    Change in Control.    (a) Notwithstanding any provision of this Plan or any Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

            (i)  require that (A) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (B) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (C) the performance period applicable to some or all outstanding Awards will lapse in full or in part, or (D) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

           (ii)  require that shares of common stock of the company resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

          (iii)  require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.5 above, multiplied by the excess, if any, of the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (y) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7.2 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Sections 7.2 or 7.3 above, multiplied by the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, and (z) in the case of performance shares and performance share units, the Fair Market Value (or the Change in Control price, as applicable) of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7.3 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7.3 above; (B) shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to Clause (B) above; and/or

          (iv)  take such other action as the Board deems appropriate, in its sole discretion.

        9.3    Special Director Provisions.    Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, Awards to non-employee directors may be made in accordance with the terms of any Outside Director's program adopted by the Board, and all such Awards will be deemed to be made under the Plan.

        9.4    Limit on Distribution.    Distribution of Shares or other amounts under the Plan will be subject to the following:

          (a)   Notwithstanding any other provision of the Plan, Groupon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b)   In the case of a Participant who is subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (c)   To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        9.5    Withholding.    All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied by one or more of the following means as determined by the Company in its sole discretion: (i) withholding from any wages or other cash compensation paid to the Participant by the Company, (ii) surrender of Shares which the Participant already owns or to which the Participant is otherwise entitled under the Plan, (iii) withholding from the proceeds of the sale of Shares owned by the Participant, or (iv) any other method of withholding authorized by the Committee; provided, however, with the consent of the Committee, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

        9.6    Transferability.    Awards under the Plan are not transferable except to the Participant's Beneficiary upon the death of the Participant. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Section 422 of the Code.

        9.7    Notices.    Any notice or document required to be filed with the Committee or the Company under the Plan must be writing and will be properly filed if delivered or mailed to the Company's Legal Department at Groupon's principal executive offices. If intended for the Participant, notices shall be delivered personally or shall be addressed (if sent by mail) to the Participant's then current residence address as shown on the Company's records, or to such other address as the Participant directs in a notice to the Company, or shall be delivered electronically to the Participant's email address as shown on the Company's records. All notices shall be deemed to be given on the date received at the address of the addressee or, if delivered personally or electronically, on the date delivered. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan through an on-line or electronic system established and maintained by the Company or its designee. The Company may, by written notice to affected persons, revise its notice procedures from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

        9.8    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

        9.9    Agreement With Groupon or Subsidiary.    At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Groupon or the Subsidiary, as applicable (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

        9.10    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

          (b)   The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Groupon prior to the date on which the Participant fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant's name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.

          (c)   During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares.

        9.11    Forfeiture Events.    The Committee may specify in an Agreement that the Participant's rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

        9.12    Clawback Policy.    Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

        9.13    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        9.14    Action by Groupon or Subsidiary.    Any action required or permitted to be taken by Groupon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Groupon.

        9.15    Gender and Number.    Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term "or" also means "and/or" and the term "including" means "including but not limited to".

        9.16    Applicable Law.    The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan and any Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

        9.17    Foreign Participants.    Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Groupon or a Subsidiary operates or has employees.

        9.18    Construction.    If any provision of the Plan or any Agreement relating to an Award intended to satisfy the requirements for Performance-Based Compensation under Section 162(m) of the Code does not comply or is inconsistent with such requirements of Section 162(m) of the Code, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

        9.19    Creditor's Rights.    A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable restricted stock unit Agreement.

        9.20    Fractional Shares.    Under no circumstances will the Company be required to authorize or issue fractional shares and no consideration will be provided as a result of any fractional shares not be issued or authorized.

SECTION 10
Amendment and Termination

        The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable), unless an amendment is required to conform the Plan or an Agreement to the requirements of applicable law; and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Groupon's stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Groupon's stockholders if the approval of Groupon's stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.

SECTION 11
Sections 409A and 4999 of the Code

        11.1    Intent to Comply with Section 409A of the Code.    Notwithstanding anything in this Plan to the contrary (for purposes of this section, "Plan" includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to U.S. Treasury Regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to U.S. Treasury Regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder's "termination of employment," such term will be deemed to refer to the Award holder's "separation from service," within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a "specified employee," as defined in Section 409A of the Code, as of the date of the Award holder's separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder's separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder's separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder's death.

        11.2    Prohibition on Acceleration of Payments.    The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Section 409A of the Code and the guidance and Treasury regulations issued thereunder.

        11.3    Excise Tax Under Section 4999 of the Code.    Except as otherwise expressly provided in an employment, retention, change in control, severance or similar agreement between the Participant and the Company, if any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. To aid the Participant in making any election called for under this subsection, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described herein, the Company shall request a determination in writing by independent public accountants selected by the Company. As soon as practicable thereafter, such accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the accountants charge in connection with their services contemplated by this subsection.

Annex B

GROUPON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
GENERAL

        1.1   The Company has established the Plan to provide Eligible Employees of the Company and its Designated Subsidiaries with an opportunity to acquire a stock ownership interest in the Company. The Plan, which is effective as of January 1, 2012, is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and will be interpreted in a manner consistent with such intent.

ARTICLE II
DEFINED TERMS

        2.1   The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

          (a)   "Administrator" means the Board or any Committee designated by the Board to administer the Plan pursuant to Article VII.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change in Control" means the occurrence of any of the following events:

      i.
      an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

      ii.
      approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company;

  provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (i) or (ii) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

          For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities that own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          For purposes of this definition, an "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more Subsidiaries).

          For purposes of this definition, an "Incumbent Director" means a Director who either (i) is a member of the Board as of the effective date of the Plan or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a Director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of Directors).

          (e)   "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means a committee of the Board appointed in accordance with Article VII.

          (g)   "Common Stock" means a share of Class A common stock, $0.0001 par value, of the Company.

          (h)   "Company" means Groupon, Inc., a Delaware corporation, or any successor thereto.

          (i)    "Contributions" means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

          (j)    "Designated Subsidiary" means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan, and that elects to participate in the Plan.

          (k)   "Director" means a member of the Board.

          (l)    "Eligible Compensation" means the following types of earnings paid to an Eligible Employee for his or her service on behalf of an Employer: (i) salary and fixed-based compensation including compensation for overtime; bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income and (ii) net commission (to the extent such commissions are an integral, recurring part of compensation), but exclusive of deferred commission payments. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Eligible Compensation for a subsequent Offering Period.

          (m)  "Eligible Employee" means any individual who is a common law employee of the Company or a Designated Subsidiary and who (i) does not, immediately after the option is granted, own (within the meaning of Sections 423(b)(3) and 424(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary or Parent and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering.

          For purposes of this Plan, "common law employee" means any individual in an employee-employer relationship with the Company or a Designated Subsidiary, but excluding (a) any independent contractor, (b) any consultant, (c) any individual performing services for the Company or a Designated Subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Subsidiary enters into for services, (d) any individual whose base wage or salary is not processed by the payroll department(s) of the Company or a Designated Subsidiary, and (e) any "leased employee" as defined in Section 414(n) of the Code. To the extent permitted under Section 423 of the Code, the U.S. Treasury Regulations, and other applicable law, for purposes of the Plan, an individual will be an "employee" of or be "employed" by the Company or a Designated Subsidiary for any Offering Period only if such individual is treated by the Company or such Designated Subsidiary as its employee for purposes of employment taxes and wage withholding for federal income taxes, regardless of any subsequent reclassification by the Company or any Designated Subsidiary, any governmental agency or any court.

          The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, modify (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2) the definition of Eligible Employee to the extent permitted by and in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

          (n)   "Employer" means the Company or other Designated Subsidiary that employs the applicable Eligible Employee(s).

          (o)   "Enrollment Date" means the first Trading Day of each Offering Period.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

          (q)   "Exercise Date" means the last Trading Day of each Offering Period.

          (r)   "Fair Market Value" means, as of any date on which the Common Stock is listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of the Common Stock as reported on such national or regional securities exchange or quotation system. If, as of any date, the Common Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of the Common Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of U.S. Treasury Regulation Section 1.423-2(g)(2).

          (s)   "New Exercise Date" means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

          (t)    "Offering" means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Article IV. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of each Offering satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

          (u)   "Offering Periods" means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the first Trading Day on or after June 30 and December 31, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Articles IV and IX but in no circumstance may the Offering Period exceed 27 months from the first Trading Day of such Offering Period.

          (v)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "Participant" means an Eligible Employee that participates in the Plan.

          (x)   "Plan" means this Groupon, Inc. 2012 Employee Stock Purchase Plan, as amended from time to time.

          (y)   "Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Article IX.

          (z)   "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (aa) "Trading Day" means a day on which the national stock exchange upon which the Common Stock is listed is open for trading, or, in the event that the Common Stock is not listed on any national stock exchange, a business day of the Company.

          (bb) "U.S. Treasury Regulations" means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

ARTICLE III
ELIGIBILITY

        3.1    Initial Eligibility.    Any individual who is an Eligible Employee on the first day of an Offering Period will be eligible to participate in such Offering Period commencing on such date, subject to the terms and conditions of the Plan.

        3.2    Leave of Absence.    For purposes of participating in the Plan, an Eligible Employee on a leave of absence will be deemed an employee for up to ninety (90) days or, if longer, during the period the Eligible Employee's right to continued employment is guaranteed by contract or statute. If the leave of absence is paid, authorized payroll deductions related to the Plan will continue. If the leave of absence is unpaid, no deductions will be permitted during the leave. If such Eligible Employee returns to active status within ninety (90) days or the guaranteed period, as applicable, authorized payroll deductions related to the Plan will automatically begin anew. If the Eligible Employee does not return to active status within ninety (90) days or the guaranteed period, as applicable, the Eligible Employee will be treated as having terminated employment for all purposes under the Plan at the end of such period.

        3.3    Non-U.S. Employees and Transfers.    Employees who are citizens or residents of non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. Individuals that transfer to the United States, become Eligible Employees and are placed on a U.S. payroll may not participate in an Offering Period that began prior to such transfer but may participate in an Offering Period that begins on or after such transfer date. An Eligible Employee who transfers outside the U.S. and is no longer on the U.S. payroll of the Company or the payroll of a Designated Subsidiary will be treated as a terminated employee under this Plan. For purposes of this Plan, Puerto Rico payroll is not considered U.S. payroll.

        3.4    Limitations.    Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code. The Administrator will have the discretion to impose a reduced limitation on appropriate notice in advance of any Offering Period.

ARTICLE IV
OFFERINGS, PARTICIPATION AND CONTRIBUTIONS

        4.1    Offering Periods.    The Plan will be implemented by Offering Periods, with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        4.2    Participation.    An Eligible Employee may participate in the Plan by submitting to the Administrator (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, (i) a properly completed document authorizing Contributions in the form provided by the Administrator (or its designee) for such purpose which document may be in an electronic format or accessible via an online web tool, or (ii) by following another enrollment procedure determined by the Administrator. An Eligible Employee's election to participate in the Plan shall continue in effect during the current and subsequent or overlapping Offering Periods until changed pursuant to Article IV or Article IX.

        4.3    Contributions.

          (a)   At the time a Participant enrolls in the Plan pursuant to this Article IV, he or she will elect to have payroll deductions made on each pay day (or other Contributions to the extent permitted by the Administrator) during the Offering Period in a stated whole percentage equaling at least one percent (1%), but no more than fifteen percent (15%) of his or her Eligible Compensation, subject to the limitation described in Section 3.4. Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable. A Participant may increase or decrease his or her Contributions during the Offering Period by submitting to the Administrator (or its designee, at any time before a date determined by the Administrator, but no later than fifteen (15) business days prior to the Exercise Date (i) a properly completed document requesting a change in the Contribution rate in the form provided by the Administrator (or its designee) for such purpose which document may be in an electronic format or accessible via an online web tool, or (ii) by following another change procedure determined by the Administrator. The Administrator may, in its sole discretion, limit the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for administration of this Plan.

          (b)   Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, and (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code

          (c)   The Company shall maintain a bookkeeping account for each Participant and shall credit to that account in U.S. dollars all Contributions received under the Plan from the Participant. No interest will be paid to any Participant or credited to his or her account under the Plan with respect to such Contributions, except as may be required by applicable law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Subject to the limitation in Section 3.4, all amounts credited to a Participant's account shall be used to purchase Common Stock under Section 5.1, unless a Participant submits to the Administrator (or its designee), on or before the Exercise Date, (i) a properly completed document requesting a withdrawal of all Contributions in the form provided by the Administrator (or its designee) for such purpose, which document may be in an electronic format or accessible via an online web tool, or (ii) by following another withdrawal procedure determined by the Administrator. All of the Participant's Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. A Participant's withdrawal from the Offering Period will have no effect upon his or her eligibility to participate in any other Offering under the Plan, but the Participant will be required to deliver new documents pursuant to Section 4.2.

          (d)   Upon a Participant's ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Article VIII, and such Participant's option will be automatically terminated.

          (e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.4, a Participant's Contributions may be automatically decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3.4, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Sections 4.3(c) and 4.3(d).

ARTICLE V
GRANT AND EXERCISE OF OPTION

        5.1    Grant of Option.    On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee's Contributions credited and retained in his or her account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than five thousand (5,000) shares of Common Stock (subject to any adjustment pursuant to Section 9.1) and provided further that such purchase will be subject to the limitations set forth in Sections 3.4 and 6.1. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in this Article V, unless the Participant has withdrawn pursuant to Sections 4.3(c) or 4.3(d).

        5.2   Exercise of Option.

          (a)   Unless a Participant withdraws from the Plan as provided in Section 4.3(c) or Section 4.3(d), his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased. Any Contributions accumulated in a Participant's account that are not sufficient to purchase a full share will be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 4.3(c) or Section 4.3(d). Any other funds left over in a Participant's account after the Exercise Date will be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

          (b)   If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Article X. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

        5.3    Delivery.    As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 5.3.

        5.4    Tax Withholding.    At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company's or Employer's federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

ARTICLE VI
STOCK

        6.1    Stock Subject to Plan.    Subject to adjustment upon changes in capitalization of the Company as provided in Section 9.1, a maximum of 10,000,000 shares of Common Stock will be made available for sale under the Plan and may be newly issued shares, treasury shares, or shares bought in the market, or otherwise, for purposes of the Plan.

        6.2    Participant's Interest.    Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

        6.3    Registration.    Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs, in accordance with the procedures established by the Administrator, in the names of the Participant and one such other person as designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

        6.4    Conditions Upon Issuance of Shares.    Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

ARTICLE VII
ADMINISTRATION

        7.1   The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 6.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Eligible Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

ARTICLE VIII
BENEFICIARIES AND TRANSFERABILITY

        8.1    Beneficiaries.    If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective. Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding anything to the contrary herein, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

        8.2    Transferability.    Neither Contributions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 8.1) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 4.3(c).

ARTICLE IX
EFFECT OF TRANSACTIONS

        9.1    Adjustments.    In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding shares of Common Stock other than regular cash dividends, the Administrator shall make an equitable adjustment (in the manner and form determined in the Administrator's sole discretion) in the number of shares of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Section 5.1.

        9.2    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 4.3(c) or 4.3(d).

        9.3    Merger or Change in Control.    In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company's proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 4.3(c) or 4.3(d).

ARTICLE X
AMENDMENT AND TERMINATION

        10.1    Committee's Authority to Amend and Terminate the Plan.    The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 9.1). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants' accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 4.3(c)) as soon as administratively practicable.

        10.2    Specific Amendments.    Without stockholder consent and without limiting Section 10.1, the Administrator will be entitled to change the Offering Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

        10.3    Amendment Due to Accounting Consequences.    In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (a)   amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

          (b)   altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (c)   shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;

          (d)   reducing the maximum percentage of Eligible Compensation a Participant may elect to set aside as Contributions; and

          (e)   reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period.

        Such modifications or amendments will not require stockholder approval or the consent of any Participants.

ARTICLE XI
MISCELLANEOUS

        11.1    Use of Funds.    The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company's general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

        11.2    Term of Plan.    Subject to Section 11.3, the Plan will become effective upon its adoption by the Board. It will continue in effect until terminated under Article X.

        11.3    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

        11.4    Governing Law.    The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

        11.5    Severability.    If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

        11.6    Gender and Number.    Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term "or" also means "and/or" and the term "including" means "including but not limited to".

        11.7    Headings.    Headings of articles and sections herein are included solely for convenience of reference and are not to be used in the interpretation of the provisions of the Plan.

        11.8    Notices.    Notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Groupon, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. GROUPON, INC. 600 WEST CHICAGO AVENUE SUITE 620 CHICAGO, IL 60654 M47112-P27402 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Except Withhold All For All GROUPON, INC. Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees in Proposal (1), FOR Proposals (2), (3), (5) and (6), and FOR ONE YEAR on Proposal (4) below, as more fully described in the accompanying Proxy Statement. 1. Election of Directors Nominees: 01) Eric P. Lefkofsky 02) Peter J. Barris 03) Robert J. Bass 04) Daniel T. Henry 05) Mellody Hobson 06) Bradley A. Keywell 07) Theodore J. Leonsis 08) Andrew D. Mason For Against Abstain 2. To ratify the appointment of Ernst & Young as independent registered public accounting firm of the Company for fiscal year 2012. 3. To approve, on an advisory basis, compensation of our executive officers. 3 Years 1 Year 2 Years Abstain 4. To approve, on an advisory basis, the frequency of executive compensation votes. For Against Abstain 5. To approve the Groupon, Inc 2011 Incentive Plan. 6. To approve the Groupon, Inc 2012 Employee Stock Purchase Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M47113-P27402 GROUPON, INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on June 19, 2012 The undersigned hereby appoints Andrew D. Mason, Jason E. Child and David R. Schellhase, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Groupon, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at The Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue (Driveway Entrance on 541 North Rush Street), Chicago, IL 60611, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying al the said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver's license or passport, before entering the meeting. If the shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing that you owned shares of the Company on the Record date. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of Groupon, Inc. Continued and to be signed on reverse side